Exhibit "A"

============================================================================

  Prospect:   153009     Carbonera Dome                                            EXHIBIT "A"                        3-1-94
                                                                                                               ISSUED 3-3-94
  Property:   253009     Carbonera Dome Unit                                                                    FINAL 3-7-94
              253009-070 South Canyon Unit Federal #3                                                             REV 3-9-94
              253009-110 South Canyon Unit Federal #5

  Location:   045        Garfield County, Colorado

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


 FOC                                                           RECORDING
LEASE                                      LEASE    EFFECTIVE INFORMATION
NUMBER           LESSOR / Lessee           DATE       DATE     Book/Page     LEGAL DESCRIPTION        FOC INTEREST
=================================================================================================================================
C-31     USA C-0784                        10-01-50  10-01-50            T7S, R103W                   FOC WI = 25%  NRI = 20.625%
         Union Oil Company of California                                 Sec 6:Lots 11,12,14,15
                                                                         Sec 7:Lots 5-12;E/2 W/2     (FOC has 25% operating rights
                                                                         Sec 8:Lots 2-6,11,12,13      below 4,082ft and 25% record
                                                                                                      title interest as to all
                                                                                      -and-           depths)
                                                                         T7S, R104W
                                                                         Sec 2:Lots 1 & 2,S/2 NE/4


C-32     USA C-0785                        10-01-50  10-01-50            T6S, R104W                   FOC WI = 25%  NRI = 20.625%
         Union Oil Company of California                                 Sec 35:E/2, E/2 W/2
                                                                         Sec 36:W/2 W/2              (FOC has 25% operating rights
                                                                                                      below 5,467 ft and25% record
                                                                                                      title interest as to all
                                                                                                      depths)
                                                                                      -and-
                                                                         T7S, R104W
                                                                         Sec 1:Lot 4,SW/4 NW/4,NW/4 SW/4


CONTRACT REFERENCE:

Unit Agreement & Unit Operating Agreement dated 5-5-55
 (FOC #PA-5309-126)

Gas Purchase Contract dated 8-3-83 between Western
Slope Gas Company & FOC (FOC # GS 5309-1)
======================================================================

  Prospect:   161007        Indian Bayou                                            EXHIBIT "A"                  3-1-94
     Field:                 West Ridge                                                                    ISSUED 3-3-94
  Property:   261007-160    AD Harrington #1 (ST2)                                                         FINAL 3-7-94

  Location:   055      Lafayette Parish, Louisiana

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


 FOC
LEASE                                      LEASE    EFFECTIVE  RECORDING
NUMBER        LESSOR / Lessee              DATE       DATE    INFORMATION     LEGAL DESCRIPTION            FOC INTEREST
=================================================================================================================================
LA-9049-60  ARDELLE DAILY HARRINGTON,     10-4-82    10-4-82   82-29142      T10S, R2E                    FOC WI = 40%  NRI = 30%
            ET AL                                                            Sec 26: N/2 SE/4
            Forest Oil Corporation                                           NW/4; N/2 SW/4 NE/4
                                                                             insofar and only
                                                                             insofar as tract is in
                                                                             Marg 1 RA-SUA containing
                                                                             23.68 ac limited in depth
                                                                             to 15,182 ft
                                                                             Sec 26: SW/4 NW/4; NW/4
                                                                             SW/4 insofar and only
                                                                             insofar as tract is in
                                                                             Marg 1 RA-SUA containing
                                                                             3.03 acres m/l limited in
                                                                             depth to below 15,182 ft

LA-9049-61  MURRAY DONALD HARRINGTON,ET AL 1-5-84     1-5-84   84-001431     T10S, R2E                    FOC WI = 40%  NRI = 30%
            Forest Oil Corporation                                           Sec 26: N/2 SE/4 NW/4;
                                                                             N/2 SW/4 NE/4 containing
                                                                             4 ac m/l, less and except
                                                                             land presently covered by
                                                                             O&G Lease dated 10-4-82,
                                                                             and less and except land
                                                                             within the BOL MEX 1 RA SUA
                                                                             created by Order No. 648-F
                                                                             effective 12-15-81 limited
                                                                             in depth to 15,527 ft
                                                                             Sec 26: SW/4 NW/4; NW/4 SW/4
                                                                             containing 23.101 ac less and
                                                                             except lands in present lease
                                                                             dated 10-4-82 and less and
                                                                             except .869 ac covered
                                                                             by lease dated 8-24-83
                                                                             limited in depth to below
                                                                             15,527 ft

LA-9049-62  CLABY TERRO, ET AL           12-21-84     1-4-85   L-85-0466     T10S, R2E
            Exchange Oil & Gas                                 V-85-0452     Sec 26: SW/4 a tract
            Corporation                                                      containing 79.5 acres
                                                                             less and except 2.5
                                                                             acres m/l described
                                                                             as Lot 5,Act of
                                                                             Prtition, Entry #46585 -
                                                                             Vermilion Parish more
                                                                             particularly described
                                                                             as follows: Tract 2:
                                                                             9.302 ac inside BOL MEX 3    Tract 2: FOC WI = 40%
                                                                             RA SUA limited in depth to    NRI = 29.5%
                                                                             15,527 ft Tract 3: 67.698
                                                                             ac outside producing         Tract 3: FOC WI = 40%
                                                                             units depth limited to        NRI = 29.5%
                                                                             15,527 ft Tract 4: depth
                                                                             limited to below 15,527      Tract 4: FOC WI = 100%
                                                                                                           NRI = 73.75%

LA-9049-66  ERNEST GASPARD               12-12-84     1-5-85   E-85-0469     T10S, R2E
            Exchange Oil & Gas Corporation                                   Sec 26: W/2 a tract
                                                                             containing 42.48 acres
                                                                             formerly lying within the
                                                                             Miogypsinoids SUA
                                                                             established by Dept of
                                                                             Conservation Order No. 648-A
                                                                             effective 5-1-65 and the BOL
                                                                             MEX 1 RA SUA established by
                                                                             Dept of Conservation
                                                                             Order No. 648-F effective
                                                                             12-15-81 more particularly
                                                                             described as follows:
                                                                             Tract 1: lands outside BOL
                                                                             MEX 1 RA SUA but inside      Tract 1: FOC WI = 40%
                                                                             BOL MEX 3 RA SUA depth        NRI = 29.5%
                                                                             limited to 15,527 ft
                                                                             Tract 2: lands inside
                                                                             BOL MEX 1 RA SUA             Tract 2: FOC WI = 00%
                                                                             limited in depth to           NRI = 00.0%
                                                                             15,527 ft Tract 3: depth
                                                                             limited to below 15,527      Tract 3: FOC WI = 100%
                                                                                                           NRI = 73.75%
LA-9049-67  ERNEST GASPARD, ET UX        12-12-84    1-5-85     E-85-0472    T10S, R2E
            Exchange Oil & Gas                                               Sec 26: W/2 NW/4 more        W/2 NW/4: FOC WI = 40%
            Corporation                                                      particularly described as      NRI = 29.5%
                                                                             containing .11 acres
                                                                             outside BOL MEX 1 RA SUA
                                                                             limited in depth to
                                                                             15,527 ft
                                                                             Sec 26: N/2 SW/4 more        N/2 SW/4: FOC WI = 100%
                                                                             particularly described as     NRI = 73.75%
                                                                             containing 1.00 acre
                                                                             outside BOL MEX 1 RA SUA
                                                                             limited in depth to below
                                                                             15,527 ft

LA-9049-68  ERNEST GASPARD               12-12-84     1-5-85   E-85-000471   T10S, R2E
            Exchange Oil & Gas                                               Sec 26:N/2 SW/4 a tract      Surface to 15,527 Ft:
            Corporation                                                      containing 2.4 acres         FOC WI = 40%
                                                                             formerly lying outside       NRI = 29.5%
                                                                             the MIO GYP SUA established  Below 15,527 Ft:
                                                                             by the Department            FOC WI = 100%
                                                                             of Conservation Oredr No.    NRI = 73.75%
                                                                             648-A effective 5-1-65
                                                                             and the BOL MEX 1 RA SUA
                                                                             established by the Dept of
                                                                             Conservation Order No. 648-F
                                                                             dated 12-15-81



CONTRACT REFERENCE:

Subject to F/O Agreement dated 6-29-83 between
Exchange Oil and Gas and Forest Oil Corporation

Subject to F/O Agreement dated 9-27-84 between
Exchange Oil and Gas and Forest Oil Corporation

Subject to Pooling Agreement dated 7-30-85 between
May Petroleum, Inc and Forest Oil Corporation
======================================================================

  Prospect:   180005               Bayou Poignard                                 EXHIBIT "A"                             3-1-94
     Field:                        Larose                                                                          REV 1  3-2-94
  Property:   280005-010           Nettie Jones #1                                                                 ISSUED 3-3-94
                                                                                                                    FINAL 3-7-94
  Location:   057      Lafourche Parish, Louisiana

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


   FOC                                                             RECORDING
  LEASE                                         LEASE   EFFECTIVE INFORMATION
  NUMBER            LESSOR / Lessee              DATE      DATE    Book/Page        LEGAL DESCRIPTION              FOC INTEREST
=================================================================================================================================
LA-9137-X1  HAWTHORNE OIL & GAS CORPORATION    3-12-80   3-12-80    815/202   Forty (40) acres m/l, being that       FOC WI = 50%
            FOC and Corbin J. Robertson                                       certain tract of land situated in      NRI = 35%
                                                                              Lafourche Parish, Louisiana, and
                                                                              being described as Lots 7, 14, 15,
                                                                              and 16, containing 40 acres m/l in
                                                                              District or Folder Number 1 of the
                                                                              Louisiana Delta Farm Company's
                                                                              Subdivision of lands comprising
                                                                              Sec 46 and part of Sec 47, in T17S,
                                                                              R21E, as shown by a map filed in
                                                                              the Recorder's office of the Parish
                                                                              of Lafourche on the 16th day of
                                                                              November, 1910. Being the same
                                                                              property described in deed from Mrs
                                                                              Florence Straughen Abington to Hugh
                                                                              A. Hawthorne, dated Sept. 4, 1946,
                                                                              and recorded in Conveyance Book No.
                                                                              122, under Entry No. 70754, records
                                                                              of Lafourche Parish, Louisiana

LA-9137-X2  VINCENT H. QUAYLE                  5-2-85    5-2-85   913/523     T17S, R21E                            FOC ORRI =
            Lear Petroleum Exploration, Inc.                                  Sec 46: Insofar as the O&G lease      1% of 8/8ths
                                                                              covers acreage situated within the
                                                                              surface boundary of the unit
                                                                              established for the UL-3 Sand,
                                                                              Reservoir E, by the Commissioner of
                                                                              Conservation in Order #405-G-1,
                                                                              filed for record February 24, 1986,
                                                                              in Conveyance Book 941, Page 715,
                                                                              bearing File No. 643861

LA-9137-X3  ROLAND J. GALJOUR, ET AL           5-7-85   5-7-85    913/519     T17S, R21E                            FOC ORRI =
            Lear Petroleum Exploration, Inc.                                  Sec 46: Insofar as the O&G lease      1% of 8/8ths
                                                                              covers acreage situated within the
                                                                              surface boundary of the unit
                                                                              established for the UL-3 Sand,
                                                                              Reservoir E, by the Commissioner of
                                                                              Conservation in Order #405-G-1,
                                                                              filed for record February 24, 1986,
                                                                              in Conveyance Book 941, Page 715,
                                                                              bearing File No. 643861

LA-9137-X6A  NETTIE MARIE JONES, ET AL         4-15-83  4-15-83   816/346     T17S, R21E                            FOC WI = 50%
(counterpart)FOC and Corbin J. Robertson                                      Sec 45: W/2 S/2 less and except       NRI = 37.5%
                                                                              Lot 36 containing 10 acres and
                                                                              less and except the South 1500 ft
                                                                              of the SW/4 containing 85 acres,
                                                                              said retained land is estimated to
                                                                              contain 70 acres, more or less

LA-9137-X6A  MARTIN JOSEPH MCANDREWS, JR.      4-15-83  4-15-83   816/357     T17S, R21E                            FOC WI = 50%
             FOC and Corbin J. Robertson                                      Sec 45: W/2 S/2 less and except       NRI = 37.5%
                                                                              Lot 36 containing 10 acres and
                                                                              less and except the South 1500 ft
                                                                              of the SW/4 containing 85 acres,
                                                                              said retained land is estimated to
                                                                              contain 70 acres, more or less

LA-9137-X6A CHARLES A. FRUEAFF FOUNDATION,INC. 4-15-83  4-15-83   816/352     T17S, R21E                            FOC WI = 50%
            FOC and Corbin J. Robertson                                       Sec 45: W/2 S/2 less and except       NRI = 37.5%
                                                                              Lot 36 containing 10 acres and
                                                                              less and except the South 1500 ft
                                                                              of the SW/4 containing 85 acres,
                                                                              said retained land is estimated to
                                                                              contain 70 acres, more or less

LA-9137-8XA  NETTIE MARIE JONES, ET AL         6-27-84  7-24-84   876/683     T17S, R21E                            FOC WI = 50%
             Corbin J. Robertson                                              Sec 45: NW/4 except (see below)       NRI = 37.5%
                                                                              Sec 46: All except  (see below)
                                                                              Sec 47: All except  (see below)
                                                                              All except the following Louisiana
                                                                              Department of Conservation Units:
                                                                              1) D-RA-SU-A, created by Order
                                                                                 No. 405-L, effective 11-7-79
                                                                              2) LRS-UL-2-RA-SU, created by Order
                                                                                 No. 405-C-2, effective 4-15-69

LA-9137-12  HUGH A. HAWTHORNE                  7-16-51  7-16-51   156/349     T17S, R21E                            FOC ORRI =
            The California Company                                            Sec 46: All insofar as the Oil, Gas   3% of 8/8ths
                                                                              and Mineral Leases covers acreage
                                                                              situated within the unit established
                                                                              for the UL-3 Sand, Reservoir E, by
                                                                              the Commissioner of Conservation in
                                                                              Order No. 405-G-1 filed for record
                                                                              2-24-86 in Conveyance Book 941,
                                                                              Page 715, bearing File No. 643861,
                                                                              from the surface of the earth down
                                                                              to the base of the UL-3 Sand, being
                                                                              that certain gas-bearing sand
                                                                              encountered at measured depths
                                                                              between 11,742 ft and 11,745 ft in
                                                                              the Lear Petroleum Exploration Inc.,
                                                                              Jones #1 Well in Sec 46, T17S-R21E,
                                                                              Lafourche Parish, Louisiana (SAVE
                                                                              AND EXCEPT the UL-2 Sand, being
                                                                              identified as that gas & condensate
                                                                              bearing sand encountered between the
                                                                              electric log depths of 11,107 ft and
                                                                              11,465 ft in the Humble P.G. Lake #7
                                                                              Well, located in Sec 45, T17S-R21E,
                                                                              Lafourche Parish, Louisiana

LA-9137-13A  WALTON JONES, ET AL               7-31-51  7-31-51   156/537     T17S, R21E                            FOC ORRI =
             The California Company                                           Sec 46: All insofar as the Oil, Gas   3% of 8/8ths
                                                                              and Mineral Leases covers acreage
                                                                              situated within the unit established
                                                                              for the UL-3 Sand, Reservoir E, by
                                                                              the Commissioner of Conservation in
                                                                              Order No. 405-G-1 filed for record
                                                                              2-24-86 in Conveyance Book 941,
                                                                              Page 715, bearing File No. 643861,
                                                                              from the surface of the earth down
                                                                              to the base of the UL-3 Sand, being
                                                                              that certain gas-bearing sand
                                                                              encountered at measured depths
                                                                              between 11,742 ft and 11,745 ft in
                                                                              the Lear Petroleum Exploration Inc.,
                                                                              Jones #1 Well in Sec 46, T17S-R21E,
                                                                              Lafourche Parish, Louisiana (SAVE
                                                                              AND EXCEPT the UL-2 Sand, being
                                                                              identified as that gas & condensate
                                                                              bearing sand encountered between the
                                                                              electric log depths of 11,107 ft and
                                                                              11,465 ft in the Humble P.G. Lake #7
                                                                              Well, located in Sec 45, T17S-R21E,
                                                                              Lafourche Parish, Louisiana

LA-9137-13B  JOHN O. CHAPPELL                  7-31-59  7-31-59   157/448     T17S, R21E                            FOC ORRI =
             The California Company                                           Sec 46: All insofar as the Oil, Gas   3% of 8/8ths
                                                                              and Mineral Leases covers acreage
                                                                              situated within the unit established
                                                                              for the UL-3 Sand, Reservoir E, by
                                                                              the Commissioner of Conservation in
                                                                              Order No. 405-G-1 filed for record
                                                                              2-24-86 in Conveyance Book 941,
                                                                              Page 715, bearing File No. 643861,
                                                                              from the surface of the earth down
                                                                              to the base of the UL-3 Sand, being
                                                                              that certain gas-bearing sand
                                                                              encountered at measured depths
                                                                              between 11,742 ft and 11,745 ft in
                                                                              the Lear Petroleum Exploration Inc.,
                                                                              Jones #1 Well in Sec 46, T17S-R21E,
                                                                              Lafourche Parish, Louisiana (SAVE
                                                                              AND EXCEPT the UL-2 Sand, being
                                                                              identified as that gas & condensate
                                                                              bearing sand encountered between the
                                                                              electric log depths of 11,107 ft and
                                                                              11,465 ft in the Humble P.G. Lake #7
                                                                              Well, located in Sec 45, T17S-R21E,
                                                                              Lafourche Parish, Louisiana

CONTRACT REFERENCE:

These lands are those remaining after Partial Release dated 11-26-84 (Ref: 9137-X1)

Subject to O/A dated 12-10-80, between Quintana
Petroleum Corporation as Operator, and FOC and Corbin
J. Robertson, as Non-OP (O/A #800005-865)

Subject to Commissioner of Conservation Order # 405-G-1
recorded in Conveyance Book 941, Page 715, File #643861
(PA 800005-3)

Subject to F/O Agreement dated 1-14-85 between Carroll
E. Pooler & Associates, and FOC (FO 800005-1)

Pursuant to Partial Release of oil & gas lease dated
4-15-85, recorded in Conveyance Book No. 90, Folio 324,
Entry No. 627567 (Ref: 9137-X6A)

FOC ORRI (well basis) = 1.922666% of 8/8ths
======================================================================

  Prospect:    185119       Warbucks Lead                                           EXHIBIT "A"                       3-1-94
                                                                                                               ISSUED 3-3-94
    Leases:    MSES 42711                                                                                       FINAL 3-7-94
               ES-31994                                                                                          REV 4-19-94

  Location:    001       Adams County, Mississippi

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


      FOC
     LEASE                             LEASE    EFFECTIVE  EXPIRATION
    NUMBER      LESSOR / Lessee         DATE       DATE        DATE        LEGAL DESCRIPTION                   FOC INTEREST
=================================================================================================================================
MS-185119-01  USA MSES 42711           9-1-90     9-1-90     8-31-95  T5N, R1W                                593.455 ac m/l;
              Forest Oil Corporation                                  Sec 15: All, containing 658.00 ac m/l,  As to all depths:
                                                                      Homochitto National Forest, less and    FOC WI=100% NRI=87.5%
                                                                      except Lots 11 & 12, being more fully
                                                                      described under Lease Amendment dated   64.545 ac m/l;
                                                                      12-20-93 and less and except lands      Below Wilcox:
                                                                      described in Tract 2.                   FOC WI=100% NRI=87.5%

                                                                      Tract 2:
                                                                      64.545 acre tract commencing at the NE
                                                                      corner of Sec 15, THENCE NW'ly along
                                                                      the North boundary of Sec 15 a distance
                                                                      of 2725'; THENCE in a SW'ly direction
                                                                      parallel to the East boundary of Sec 15
                                                                      a distance of 481.32'; THENCE in a SE'ly
                                                                      direction parallel to the NORTH boundary
                                                                      of Sec 15 a distance of 225'; THENCE
                                                                      SW'ly parallel to the EAST boundary of
                                                                      Sec 15 a distance of 600'; THENCE in a
                                                                      SE'ly direction parallel to the NORTH
                                                                      boundary of Sec 15 a distance of 2500'
                                                                      to the EAST boundary of Sec 15, THENCE
                                                                      NE'ly along the EAST boundary of Sec 15
                                                                      a distance of 1081.32' to the Point Of
                                                                      Beginning; LIMITED FROM THE SURFACE TO
                                                                      THE BASE OF THE WILCOX FORMATION


MS-185119-02   USA ES-31994            6-1-85     6-1-85     5-31-95  T5N, R1W                                223.18 ac m/l;
               Stanley W. Zysk                                        Sec 9:Two tracts out of Lease           As to all depths:
                                                                      ES-31994 more fully described by        FOC WI=100% NRI=77.5%
                                                                      metes and boundscontaining 223.18ac m/l:
                                                                      Tract 1: Containing 122.03 ac
                                                                      Tract 2: Containing 101.15 ac


CONTRACT REFERENCE:

Pursuant to agreement with Hansen Oil Corp, cross
Assignments were made whereby 64.545 ac of Lease
MSES-42711 were assigned to Hansen, and Hansen assigned 223.18 ac in BLM ES-31994 to FOC

F/O Warbucks Lead;  FOC to Oxy USA, Inc. 4-27-93
Contract #8511901-F

FOC Ownership in ES-31994 is as to operating rights.
Record title is held by Hansen Oil Corp.

Farmout Area covers 881.18 ac m/l, out of Lease
MSES-42711 and Lease ES-31994
======================================================================

  Prospect:   111014       NW Okeene                                                EXHIBIT "A"                        3-1-94
     Field:                                                                                                     ISSUED 3-3-94
  Property:   211014-020   Pollman #1                                                                            FINAL 3-7-94

  Location:   011          Blaine County, Oklahoma

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


     FOC                                                            RECORDING
     DEED                                       DATE     EFFECTIVE INFORMATION
    NUMBER             GRANTOR / Grantee                   DATE     Book/Page        LEGAL DESCRIPTION            FOC INTEREST
=================================================================================================================================
    M-414     THOS. E. WILLIAMS, ET UX         2-24-48    2-24-48    030/539   T19N, R11W                         FOC MI = 1/8th
              C. L. McMahon, Inc.                                              Sec 17: NE/4 NE/4 limited to a
                                                                               depth between 7515 ft and 7645 ft
                                                                               in the Chester Formation


CONTRACT REFERENCE:

Depth limitation pursuant to Property Sale Agreement
between Templeton Energy and Forest Oil Corporation
======================================================================

  Prospect:   110066       (Un-Named)                                               EXHIBIT "A"                      3-1-94
     Field:                                                                                                   ISSUED 3-3-94
  Property:   210066-030    Toklan Roy #1                                                                      FINAL 3-7-94
                                                                             Other Properties Held By This Lease But Not Referenced:
  Location:   051           Grady County, Oklahoma                           - NE Brady - First Bromide #1

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


 FOC                                             RECORDING
 DEED                          DATE   EFFECTIVE INFORMATION
NUMBER   GRANTOR / Grantee              DATE     Book/Page       LEGAL DESCRIPTION                      FOC INTEREST
=================================================================================================================================
M-439  H.A. FARLEY, ET UX     11-8-48  11-8-48   521/554      T5N, R5W                                  FOC MI = 1/12th
       C.L. McMahon, Inc.                                     Sec 2: NW/4 SE/4; N/2 SW/4 SE/4

======================================================================


  Prospect:   110022       Laverne                                                  EXHIBIT "A"                     3-1-94
     Field:                                                                                                  ISSUED 3-3-94
  Property:   310022-008   Freeman Gas Unit                                                                   FINAL 3-7-94

  Location:   059          Harper County, Oklahoma

                                   Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                   Forest Oil Corporation as Seller, and The Hat Creek Production Company,
                                   Limited Partnership, as Purchaser.


 FOC                                                     RECORDING
LEASE                                LEASE    EFFECTIVE INFORMATION
NUMBER          LESSOR / Lessee      DATE       DATE     Book/Page   LEGAL DESCRIPTION               FOC INTEREST
=================================================================================================================================
OK-8025-16A  H.E. LILLIBRIDGE       8-1-56               097/186     T26N, R24W                 FOC WI = 81.7875%  NRI = 71.5641%
             C.L. McMahon, Inc.                                      Sec 13: SW/4 insofar
                                                                     and only insofar
                                                                     as lease covers rights
                                                                     below 6,925 ft

OK-8025-17A  PHYLLIS WISSINGER,   12-28-57               112/626     T26N, R24W                 FOC WI = 80.8875%  NRI = 60.6656%
             ET AL B.A. Stuart                                       Sec 13: NW/4 insofar
                                                                     and only insofar
                                                                     as lease covers rights
                                                                     below 6,925 ft

OK-8025-17B  B.E. MCELROY          3-30-59               123/165     T26N, R24W                 FOC WI = 80.8875%  NRI = 70.7766%
             Ray London                                              Sec 12: SW/4               Sec 12 = 8.8471% of 8/8ths ORRI
                                                                     Sec 13: NW/4 insofar
                                                                     and only insofar
                                                                     as lease covers rights
                                                                     below 6,925 ft


CONTRACT REFERENCE:

Subject to Assignment and Bill of Sale dated 6-13-84 between Forest Oil Corporation and Templeton Energy (Ref: 8025-16A)

Subject to Assignment and Bill of Sale dated 6-13-84 between Forest Oil Corporation and Templeton Energy (Ref: 8025-17A)

Subject to Assignment of ORRI dated 6-11-62 from C.L.
McMahon, Inc. to Forest Oil Corporation; B150/P477 (Ref: 8025-17B)
======================================================================

  Prospect:   110074       (Un-named)                                               EXHIBIT "A"                         3-1-94
     Field:                                                                                                      ISSUED 3-3-94
  Property    210074-111    Bullen #2-33                                                                          FINAL 3-7-94

  Location:   083           Logan County, Oklahoma

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


     FOC                                                                 RECORDING
     DEED                                            DATE     EFFECTIVE INFORMATION
    NUMBER             GRANTOR / Grantee                        DATE     Book/Page     LEGAL DESCRIPTION      FOC INTEREST
=================================================================================================================================
    M-403     J.F. HAMILTON                        10-18-45                 N/A        T15N, R2W              FOC MI = 1/16th
              C.L. McMahon, Inc.                                                       Sec 33: SW/4



CONTRACT REFERENCE:

Subject to McMahon Mineral Purchase Agreement dated
12-1-61 between C.L. McMahon and Forest Oil Corporation
======================================================================

  Prospect:   110082       (Un-Named)                                               EXHIBIT "A"                    3-1-94
     Field:                                                                                                 ISSUED 3-3-94
  Property:   210082-020   Brown                                                                             FINAL 3-7-94

  Location:   105          Nowata County, Oklahoma

                                Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                as Purchaser.


  FOC                                                                 RECORDING
 DEED                                            DATE     EFFECTIVE INFORMATION
 NUMBER             GRANTOR / Grantee                        DATE     Book/Page      LEGAL DESCRIPTION       FOC INTEREST
=================================================================================================================================
 M-241     R.W. SLEMAKER                         1-29-37               261/556       T26N, R16E              FOC MI = 1/2
           C.L. McMahon, Inc.                                                        Sec 29: E/2 NE/4


CONTRACT REFERENCE:

Conveyed under Indenture of Conveyance dated 12-01-61, between C.L. McMahan, Inc. and FOC, filed for record
Book 808, Page 124

Subject to O&G Lease dated 1-25-61 from CL McMahon Inc to Jack A. Gregory

Rights from the surface down to 1500 ft subject to O&G
Lease dated 2-16-90 from FOC to James E. Hixon (ML-256)
======================================================================

  Prospect:   110097        Ripley                                                  EXHIBIT "A"
     Field:
           ISSUED 3-3-94
  Property:   210097-040    Myers
            FINAL 3-7-94

  Location:   119           Payne County, Oklahoma

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


     FOC                                                            RECORDING
     DEED                                       DATE     EFFECTIVE INFORMATION
    NUMBER        GRANTOR / Grantee                        DATE     Book/Page       LEGAL DESCRIPTION          FOC INTEREST
=================================================================================================================================
    M-302A    RAY MURPHY                      11-15-40               068/387        T19N, R2E                FOC MI = 3/160ths
              C. L. McMahon, Inc.                                                   Sec 29: NW/4

    M-302B    RAY MURPHY                       12-6-40               068/410        T19N, R2E                FOC MI = 2/160ths
              C.L. McMahon, Inc.                                                    Sec 29: NW/4



CONTRACT REFERENCE:

Conveyance dated 12-1-61 from CL McMahon, Inc to FOC

Both Mineral deeds are subject to Oil & Gas Lease from
Forest Oil Corporation to Robert A. Arnold limited to
the surface of the earth to the top of the Mississippian
Formation under the NW/4 of 29-T19N-R2E (ML-58)
======================================================================

  Prospect:   168022       Reydon                                                   EXHIBIT "A"                          3-1-94
     Field:                Reydon                                                                                 ISSUED 3-3-94
  Property:   268022-060   Estes Estate Unit #1-30                                                                 FINAL 3-7-94

  Location:   129     Roger Mills County, Oklahoma

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company,
                                  Limited Partnership, as Purchaser.


 FOC                                                           RECORDING
LEASE                                      LEASE    EFFECTIVE INFORMATION
NUMBER        LESSOR / Lessee              DATE       DATE     Book/Page         LEGAL DESCRIPTION                 FOC INTEREST
=================================================================================================================================
OK-8086-4A  F.M. ESTES AND MAE ESTES, H/W  10-11-68            102/286          T15N, R25W            FOC WI = 50%  NRI = 43.75%
              Maulof Abraham                                                    Sec 30: Lot 2 & 3,
                                                                                S/2 NW/4, NE/4 SW/4

OK-8086-4B  O. H. SHALLER                 10-10-68              98/7           T15N, R25W             FOC WI = 50%  NRI = 43.75%
              Malouf Abraham                                                   Sec 30: Lot 2 & 3,
                                                                               S/2 NW/4, NE/4 SW/4

OK-8086-9A  ROSS L. KING, A SINGLE MAN    12-20-68             100/88          T15N, R25W             FOC WI = 50%  NRI = 43.75%
              Malouf Abraham                                                   Sec 30: Lot 4, SE/4 SW/4


CONTRACT REFERENCE:

All leases shown herein are subject to OCC Pooling
Order #142516 dated June 26, 1978 (PA-6822-170)
======================================================================

  Prospect:   180035           Taylor Lake                                          EXHIBIT "A"                3-1-94
     Field:                    Taylor Lake                                                              ISSUED 3-3-94
  Property:   280035-021       Green Gonzales #1-8                                                       FINAL 3-7-94

  Location:   129    Roger Millls County, Oklahoma

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


 FOC                                                   RECORDING
LEASE                              LEASE    EFFECTIVE INFORMATION
NUMBER        LESSOR / Lessee      DATE       DATE     Book/Page        LEGAL DESCRIPTION     FOC INTEREST
================================================================================================================================
OK-8121-3D    PAUL R. JENKS       2-4-81     8-16-81    328/130         T12N, R23W            FOC ORRI = 6.25% of 8/8ths
              Patrick Daily                                             Sec 8: S/2 SW/4


======================================================================


  Prospect:   110065          Velma                                                 EXHIBIT "A"                          3-1-94
     Field:                   Velma Sims Sand Unit                                                                ISSUED 3-3-94
  Property:   310065-001      James Tract No. 81                                                                   FINAL 3-7-94

  Location:   137        Stephens County, Oklahoma

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


 FOC                                                       RECORDING
 DEED                                  DATE     EFFECTIVE INFORMATION
NUMBER      GRANTOR / Grantee                     DATE     Book/Page         LEGAL DESCRIPTION                   FOC INTEREST
=================================================================================================================================
M-425     W. D. SHEAR, INC.           4-20-48               409/486   T1S, R4W                                 FOC MI = 14/240ths
              C.L. McMahon                                            Sec 32: E/2 NE/4; E/2 NE/4 SE/4
                                                                                 S/2 SE/4
                                                                      Sec 33: S/2 NW/4 SW/4; SW/4 SW/4

                                                                              LESS AND EXCEPT:
                                                                              The depths and formations comprising
                                                                              Tract 7 of the East Velma West Block
                                                                              Sims Sand Unit described as the
                                                                              E/2 NE/4 and NE/4 NE/4 SE/4 and
                                                                              the Northeasterly 3.96 acres of the
                                                                              SE/4 NE/4 SE/4 of Sec 32-T1S-R4W
                                                                              Stephens County, Oklahoma.


CONTRACT REFERENCE:

Subject to O & G lease dated 1-9-45 between  Florence
James, et vir as Lessors, and L.R. Baker as Lessee

MI conveyed under Indenture of Conveyance dated 12-01-61, between C.L. McMahon, Inc. and FOC, filed for record
Book 808, Page 124

At an EBCO auction, FOC sold an ORRI of .656290% on the
James L S SU well in 32-1S-4W, no RI.
======================================================================

  Prospect:   171006       Haddock                                                  EXHIBIT "A"                          3-1-94
     Field:                Bartlesville                                                                           ISSUED 3-3-94
  Property:   271006-010   Elkhair Fee #1                                                                          FINAL 3-7-94

  Location:   098      Washington County, Oklahoma

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


 FOC                                                     RECORDING
LEASE                                LEASE    EFFECTIVE INFORMATION
NUMBER     GRANTOR / Grantee         DATE       DATE     Book/Page           LEGAL DESCRIPTION                     FOC INTEREST
=================================================================================================================================
ML-75   FOREST OIL CORPORATION      10-1-70               569/226   T28N, R13E                                     FOC RI = 1/8
        L.D. Cook                                                   Sec 28: SE/4 NW/4, N/2 NW/4 less
                                                                            Railroad ROW & Highway
                                                                    Sec 21: S/2 SW/4, N/2 SW/4 less
                                                                            Railroad ROW
                                                                    Insofor and only insofar as said
                                                                    lease covers the following
                                                                    Proration Units:

                                                                    ELKHAIR FEE No. 1:
                                                                    The SE/4 of the NW/4 less .49 acres
                                                                    of KOC & SRR ROW of Sec 28-28N-13E
                                                                    and less 11.94 acres for highway

                                                                    ELKHAIR FEE No. 2:
                                                                    The S/2 of the SW/4 of Sec 21; N/2
                                                                    NW/4 of Sec 28' less 7.28 acres of
                                                                    KOC & SRR ROW in T28N, R13E

                                                                    ELKHAIR FEE No. 3:
                                                                    The N/2 SW/4, less 4.15 acres of KOC
                                                                    & SRR ROW in Sec 21-28N-13E



CONTRACT REFERENCE:

Subject to Transfer Order dated 12-1-64 from Dale H. Dorn to Forest Oil Corporation

Subject to Mineral Deed M-565 (missing from FOC files)
======================================================================

  Prospect:    144003        University South (BLK 9)                                EXHIBIT "A"                      3-1-94
     Field:                  Block 9                                                                           ISSUED 3-3-94
  Property:    244003-040    University J                                                                       FINAL 3-7-94
               244003-070    University JV-P 1
               244003-080    University JV-P 2

  Location:    003           Andrews County, Texas

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


   FOC                                                                  RECORDING
  LEASE                                              LEASE   EFFECTIVE INFORMATION
 NUMBER               LESSOR / Lessee                DATE      DATE     Book/Page     LEGAL DESCRIPTION             FOC INTEREST
=================================================================================================================================
TX-144003-01   STATE OF TEXAS #M26595 UNIV OF TEXAS 11-14-41  11-14-41   44/151 Sec 37 Block 9: SW/4;limited in     FOC WI=25%
               Broderick & Calvert, Inc.                                        depth to the interval between      NRI=20.5729%
                                                                                4775' and 5000' (Tract 24)

TX-144003-02-1 STATE OF TEXAS #M26601 UNIV OF TEXAS 11-14-41   11-14-41  44/156 University Lands Sec 38 Block 9:    FOC WI=25%
               Broderick & Calvert, Inc.                                        W/2 SE/4; as to all depths below   NRI=20.5729%
                                                                                12790'

TX-144003-02-2 STATE OF TEXAS #M22601 UNIV of TEXAS 11-14-41   11-14-41  44/156 University Lands Sec 38 Block 9:    FOC WI=8.75%
               Broderick & Calvert, Inc.                                        E/2 SE/4 beginning at the base of  NRI=7.362106%
                                                                                the Grayburg Formation (4717')
                                                                                down to 12700'

TX-144003-02-3 STATE OF TEXAS #M22601 UNIV of TEXAS 11-14-41   11-14-41  44/156 University Lands Sec 38 Block 9:    FOC WI=25%
               Broderick & Calvert, Inc.                                        E/2 SE/4; below 12700'             NRI=20.5729%

TX-144003-02-4 STATE OF TEXAS #M22601 UNIV of TEXAS 11-14-41   11-14-41  44/156 University Lands Sec 38 Block9:   FOC ORRI=2.94195%
               Broderick & Calvert, Inc.                                        W/2 SE/4; limited to those depths   of 8/8ths BPO
                                                                                below the base of the Grayburg
                                                                                Formation down to strtigraphic    FOC WI=8.75% APO
                                                                                equivalent of 12790' as          NRI=7.362106% APO
                                                                                identified in the BTA 9015 JV-P
                                                                                Block 9 well #2, located 467
                                                                                feet FSL and 990feet FWL of the
                                                                                SE/4 of Sec 38,Block 9,Andrews County,Texas

TX-144003-03   STATE OF TEXAS #M32117 UNIV of TEXAS  12-5-47    12-5-47  44/614 Sec 37 Block 9:                   FOC ORRI=1.4695%
               Gulf Oil Corporation                                             E/2 NW/4; all depths below 4775'   of 8/8ths
                                                                                W/2 NW/4; all depths below 5000'
                                                                                (Tract 5)

CONTRACT REFERENCE:

Subject to F/O Agreement dated 1-31-62 between FOC et al, and BTA Oil Producers

Subject to O/A dated 11-6-84 between Gulf Oil Corp. as
Operator, and FOC et al, as Non-OP

Subject to F/O Agreement dated 12-7-90 between FOC and
BTA Oil Producers
======================================================================

  Prospect:   170013          West Goliad                                           EXHIBIT "A"                       3-1-94
     Field:                   Old Buzzard                                                                      REV 1  3-2-94
  Property:   270013-070      Pittman #1                                                                       ISSUED 3-3-94
                                                                                                                FINAL 3-7-94
  Location:   175             Goliad County, Texas

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


  FOC                                                       RECORDING
 LEASE                                  LEASE    EFFECTIVE INFORMATION
 NUMBER              LESSOR / Lessee    DATE       DATE      Vol/Page   LEGAL DESCRIPTION                       FOC INTEREST
=================================================================================================================================
 1674-6    W.P. PITTMAN, ET UX          2-22-71   2-22-71    243/84   320 acres, more or less, out of the       FOC WI = 30%
           Forest Oil Corporation                                     Marie Jesus DeLeon Grant A-22 and         NRI = 25.024871%
                                                                      the Maria de Jesus y'Barbo Grant A-31
                                                                      Goliad County, Texas (below 3512')




CONTRACT REFERENCE:

Subject to Farmout Letter Agreement dated 1-15-82
between FOC and Templeton Energy, Inc (FO 7013-1)

Subject to O/A dated 1-15-82 between Templeton
Energy Inc. as Operator, and FOC as Non-Op
======================================================================

  Prospect:   170021          Texas Bend                                            EXHIBIT "A"                         3-1-94
     Field:                   Moore-Hooper                                                                       ISSUED 3-3-94
  Property:   270021-010      Moore-Hooper #1                                                                     FINAL 3-7-94

  Location:   301             Loving County, Texas

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


     FOC                                                        RECORDING
    LEASE                                   LEASE    EFFECTIVE INFORMATION
    NUMBER        LESSOR / Lessee           DATE       DATE      Vol/Page           LEGAL DESCRIPTION             FOC INTEREST
=================================================================================================================================
  TX-4245-1A  WILLIE FAYE STARLEY, ET AL   2-26-71    2-26-71     33/28    Parcel 93, Section 79, Block 1        FOC WI = 50%
              Forest Oil Corporation                                       W&NW Ry., Loving County, Texas,       NRI = 37.5%
                                                                           containing  53.33 acres, limited
                                                                           in depth to below 4800'




CONTRACT REFERENCE:

F/O Agreement FOC to Sun Oil & O/A Agreement between Sun
Oil as Operator and FOC as Non-Op, both dated 11-29-72

Unit Agreement dated 7-10-73 designating all Sec 79 as a pooled unit from a depth of 5500' to and including the base of the Ellenburger formation

Subject to Oryx Energy Company Gas Purchase Contract as
cited in letter dated 9-5-89 from Oryx Energy
======================================================================

  Prospect:   149006          Breedlove                                            EXHIBIT "A"                          3-1-94
     Field:                   South Breedlove                                                                    ISSUED 3-3-94
  Property:   249006-120      F.D Breedlove #1                                                                    FINAL 3-7-94
              249006-131      Shook "A" #4
                                                                   Other Properties Held By These Leases But Not Referenced:
  Location:   317             Martin County, Texas                 - J. R. Singleton

                                   Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                   Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                   as Purchaser.


     FOC                                                     RECORDING
    LEASE                                LEASE   EFFECTIVE INFORMATION
    NUMBER      LESSOR / Lessee           DATE      DATE     Book/Page    LEGAL DESCRIPTION                FOC INTEREST
=================================================================================================================================
TX-4077-1  F.D. BREEDLOVE & J.E. MABEE 5-25-49   5-25-49   16/392   League 255,256,257,258, Briscoe    Surface to 12333 Ft: NRI=
              Forest Oil Corporation                                County School Land,Martin County,  6.25% Net Profits Interest
                                                                    Texas                              Below 12333 Ft: FOC WI =
                                                                                                       25%  NRI = 21.875%
TX-4077-2X A.F. FOLKNER, ET UX         3-20-59  11-24-59   30/439   All of Labor Six (6), League 262,  Surface to 12333 Ft: FOC
              Forest Bryson Corp.                                   Borden County School Land, Martin  Interest=0.00% Below 12333
                                                                    County, Texas                      Ft:FOC WI=25%  NRI=21.875%

TX-4077-3  E.L. Turnbow, ET AL        11-19-49  11-19-49   17/183   All of Labor Ten (10), League 259, Surface to 12333 Ft: FOC
              J. W. Dennison                                        Borden County School Land, Martin  Interest=0.00% Below 12333
                                                                    County, Texas                      Ft:FOC WI=18.75%NRI=16.4063%

TX-4077-5  A.Z. NOLEN, ET UX          11-25-49  11-25-49   17/178   All of Labor One (1), League 259,  Surface to 12333 Ft: FOC
              (           )                                         Borden County School Land, except  Interest=0.00%Below 12333 the South 100 acres of said Labor  Ft:FOC WI=25% NRI=21.875%
                                                                    One, Martin County, Texas

TX-4077-6  A.Z. NOLEN, A WIDOWER        4-7-48    4-7-48   14/140   South 100 acres of Labor One (1),  Surface to 12333 Ft: FOC
              Stanton Brunson                                       League 259, Bordon County School   Interest = 0.00% Below 12333
                                                                    Land, Martin County, Texas         Ft:FOC WI=25% NRI=21.875%

TX-4077-7  IRVIN SNELL, ET UX         10-27-49  10-27-49   17/233   All of Labor Two (2), League 259,  Surface to 12333 Ft: FOC
              Paul S. Oles                                          Borden County School Land, Martin  Interest = 0.00%Below 12333
                                                                    County, Texas                      Ft: FOC WI=25% NRI=21.875%

TX-4077-8  HOMER L. SHOOK, ET UX       6-25-47   6-25-47   12/631   All of Labor 8 and 9, League 259,  Surface to 12333 Ft: FOC
              Otto Deats                                            Borden County School Land, Martin  Interest = 0.00% Below 12333
                                                                    County, Texas                      Ft: FOC WI=25% NRI=21.875%

TX-4077-9  LONNIE D. OPPUTT            6-28-47   6-28-47   13/017   All of Labor Three(3),League 259,  Surface to 9060 Ft: FOC ORRI
              Otto Deats                                            Borden County School Land, Martin  =1.09375% Surface to 12333
                                                                    County, Texas                      Ft:FOC WI=0.00% Below 12333
                                                                                                       Ft: FOC WI=25%  NRI=21.875%
TX-4077-10 WILLIE ROSS                 2-10-48   2-10-48   13/393   All of Labor Four (4), League 259, Surface to 12333 Ft: FOC WI
              G.T. Hall                                             Borden County School Land, Martin  =0.00%  Below 12333 Ft: FOC
                                                                    County, Texas                      WI = 25%  NRI = 21.875%

TX-4077-14 J.R. SINGLETON, ET UX       11-4-49   11-4-49   17/243   All of Tract 15, League 262, and   Surface to 12333 Ft: FOC WI
              P.W. Dubose                                           all of Tract 11, League 259, in    =0.00%  Below 12333 Ft: FOC
                                                                    Borden County School Land, Martin  WI=20.690%  NRI=18.10375%
                                                                    County, Texas                        (Not subject to Sun sale)


CONTRACT REFERENCE:

Subject to O/A dated 10-16-50, as amended, between Pan
American Petroleum Corp. as Operator, and FOC as Non-OP

Subject to O/A dated 3-9-55, as amended, between Pan
American Petroleum Corp. as Operator, and FOC as Non-OP
   (applies only to Lse TX-4077-8)

Subject to F/O Agreement dated 12-14-89 between Forest
Oil Corporation and John H. Hill

Subject to Sale & purchase Agreement dated 10-17-74,
between Forest Oil Corporation and Sun Oil Company
======================================================================

  Prospect:   147003        San Miguel Block                                       EXHIBIT "A"                       3-1-94
     Field:                 San Miguel                                                                        ISSUED 3-3-94
  Property:   (New Well)    Gubbels #2                                                                         FINAL 3-7-94

  Location:   311           McMullen County, Texas

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


 FOC                                                       RECORDING
LEASE                                   LEASE   EFFECTIVE INFORMATION
NUMBER        LESSOR / Lessee           DATE       DATE    Book/Page       LEGAL DESCRIPTION                    FOC INTEREST
=================================================================================================================================
TX-1540-2   LOUIS M. GUBBELS, ET UX     1-15-51               48/45    All of the Gavin H. Smith Survey         FOC WI = 25%
            Jess T. Kyle                                               No. 26, Abstract No. 430, containing     NRI = 20.1660175%
                                                                       948 acres, LESS AND EXCEPT THE
                                                                       FOLLOWING PRORATION UNITS FOR:

                                                                                   1) Louis M. Gubbels #2 described as
                                                                                   20 acres m/l in the form of a square
                                                                                   with the SE corner of said square
                                                                                   being a point approx. 2800 ft North
                                                                                   of the South line and approx 1100 ft
                                                                                   West of the East line of Survey 26
                                                                                   (G.H. Smith A-430) McMullen County,
                                                                                   Texas, being the POB, commencing at
                                                                                   said SE corner of the 20 acre unit
                                                                                   (POB) go North approx. 933.4 ft to a
                                                                                   point; THENCE West approx. 933.4 ft
                                                                                   THENCE South approx. 933.4 ft to a
                                                                                   point; Thence East approx. 933.4 ft
                                                                                   to the POB; and only from the surface
                                                                                   to the bottom of the deepest currently
                                                                                   producing formation, known as the
                                                                                   Wilcox C-15 Formation, with a bottom
                                                                                   of 5792 ft or its stratigraphic equiv

                                                                                   2) Louis M. Gubbels #7 described as
                                                                                   20 acres m/l in the form of a square
                                                                                   with the SE corner of said square
                                                                                   being a point approx. 1500 ft North
                                                                                   of the South line and approx 2300 ft
                                                                                   West of the East line of Survey 26
                                                                                   (G.H. Smith A-430) McMullen County,
                                                                                   Texas, being the POB, commencing at
                                                                                   said SE corner of the 20 acre unit
                                                                                   (POB) go North approx. 933.4 ft to a
                                                                                   point; THENCE West approx. 933.4 ft
                                                                                   THENCE South approx. 933.4 ft to a
                                                                                   point; Thence East approx. 933.4 ft
                                                                                   to the POB; and only from the surface
                                                                                   to the bottom of the deepest currently
                                                                                   producing formation, known as the
                                                                                   Edward's Lime Formation with a bottom
                                                                                   of 10225 ft or its stratigraphic equiv

                                                                                   3) Louis M. Gubbels #28 described as
                                                                                   20 acres m/l in the form of a square
                                                                                   with the NE corner of said square
                                                                                   being a point approx. 1800 ft South
                                                                                   of the North line and approx 820 ft
                                                                                   West of the East line of Survey 26
                                                                                   (G.H. Smith A-430) McMullen County,
                                                                                   Texas, being the POB, commencing at
                                                                                   said NE corner of the 20 acre unit
                                                                                   (POB) go South approx. 933.4 ft to a
                                                                                   point; THENCE West approx. 933.4 ft
                                                                                   THENCE North approx. 933.4 ft to a
                                                                                   point; Thence East approx. 933.4 ft
                                                                                   to the POB; and only from the surface
                                                                                   to the bottom of the deepest currently
                                                                                   producing formation, known as the
                                                                                   Wilcox Sand Formation with a bottom
                                                                                   of 5556 ft or its stratigraphic equiv

                                                                                   4) Louis M. Gubbles #28 described as
                                                                                   640 acres, m/l, being the G.H. Smith
                                                                                   Survey 26, A430, and only from the
                                                                                   surface to the bottom of the deepest
                                                                                   currently producing formation, known
                                                                                   as the Edward's Lime Formation, with
                                                                                   a bottom of 10046 ft or its strati-
                                                                                   graphic equivalent

                                                                                   All of the McKinney & Williams Survey
                                                                                   No. 16, Abstract No. 339, containing
                                                                                   320 acres, more or less

                                                                                   All of the McKinney & Williams Survey
                                                                                   No. 17, Abstract No. 340, containing
                                                                                   320 acres, more or less



CONTRACT REFERENCE:

Subject to seismic F/O Agreement dated 4-8-92 between
FOC and Rio Exploration Co.
======================================================================

  Prospect:   153035                                                                EXHIBIT "A"                         3-1-94
     Field:                                                                                                      ISSUED 3-3-94
  Property:   353035-001     Dora Roberts Ranch                                                                   FINAL 3-7-94

  Location:   329            Midland County, Texas

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


   FOC                                                             RECORDING
  LEASE                                        LEASE    EFFECTIVE INFORMATION
  NUMBER          LESSOR / Lessee              DATE       DATE     Book/Page        LEGAL DESCRIPTION            FOC INTEREST
=================================================================================================================================
TX-4140-1 DOCIA BROWN AND HUSBAND L.E. BROWN   8-12-53  8-12-53    196/170   That certain 9,480 acres as more    FOC NRI=5% Net
          AND ELOISE WATERS AND HUSBAND FRANK                    (Ector Cty) particularly described in that      Profits ORRI
          WATERS                                                   199/140   certain Oil, Gas & Mineral Lease
          Forest Oil Corporation                                  (Midland)  from Docia Brown, et vir, et al to
                                                                             FOC dated 8-12-53 and recorded in
                                                                             Book 196, Page 170 in Ector County,
                                                                             Texas and Book 199, Page 140 in
                                                                             Midland County, Texas, insofar and
                                                                             only insofar as said lease being
                                                                             held by an undivided 5% Net Profits
                                                                             ORRI in all production from Developed
                                                                             Areas herein described:

                                                                               Block 41, T-2-S:
                                                                               -----------------------------------
                                                                               Block A Tract 2 - NE/4 Sec 41
                                                                               Block B Tract 1 - NE/4 Sec 42
                                                                                               - SW/4 Sec 42

                                                                               Block 41, T-3-S:
                                                                               -----------------------------------
                                                                               Block A Tract 2 - NE/4 Sec 5
                                                                               Block B Tract 1 - SW/4 Sec 3
                                                                                               - NE/4 Sec 4
                                                                                               - SW/4 Sec 4
                                                                                       Tract 2 - NE/4 Sec 9
                                                                                               - SW/4 Sec 10
                                                                                       Tract 3 - SW/4 Sec 15
                                                                                               - SW/4 Sec 16
                                                                                               - NE/4 Sec 15
                                                                                               - NE/4 Sec 16
                                                                               Block C Tract 1 - NE/4 Sec 22
                                                                                               - SW/4 Sec 22
                                                                                               - NE/4 Sec 21
                                                                                       Tract 3 - NE/4 Sec 34
                                                                                       Tract 4 - NE/4 Sec 40
                                                                                               - NE/4 Sec 46
                                                                                               - SW/4 Sec 46
                                                                                       Tract 5 - NE/4 Sec 45
                                                                               Block D Tract 1 - NE/4 Sec 20


TX-4140-2 GEROGE C. FRASER, GEORGE L. BURR &   2-4-54   2-4-54     201/404   T3S, Block 41, T&P Ry Co Survey     FOC NRI=5% Net
          JOHN K. OLYPHANT                                                   Sec 23: SW/4; NW/4 insofar and      Profits ORRI
          Cities Production Corporation & FOC                                only insofar as said lease being
                                                                             held by an undivided 5% Net Profits
                                                                             ORRI in all production from Developed
                                                                             Areas herein described:

                                                                               Block 41, T-3-S:
                                                                               -----------------------------------
                                                                                         Tract 1 - SW/4 Sec 23
                                                                                         Tract 2 - NW/4 Sec 23

M-86      DOCIA BROWN AND HUSBAND L.E. BROWN   8-12-53  8-12-53    196/166   That certain 4,720 acres, m/l,      FOC MI = 1/2
          AND ELOISE WATERS AND HUSBAND FRANK                    (Ector Cty) more particularly described in that
          WATERS                                                   199/161   certain Mineral Deed from Docia
          Cities Production Corporation                           (Midland)  Brown, et vir, et al to Cities
                                                                             Production Corporation dated 8-12-53
                                                                             and recorded in Book 196, Page 166,
                                                                             in Ector County, Texas, and Book 199
                                                                             Page 161 in Midland County, Texas
                                                                             insofar and only insofar as said
                                                                             lease being held by an undivided 5%
                                                                             Net Profits ORRI in all production
                                                                             from Developed Areas herein described:

                                                                             Block 41, T-2-S:
                                                                             -----------------------------------
                                                                             Block A Tract 2 - SE/4 Sec 41
                                                                             Block B Tract 1 - SE/4 Sec 42

                                                                             Block 41, T-3-S:
                                                                             -----------------------------------
                                                                             Block B Tract 1 - SE/4 Sec 4
                                                                                     Tract 2 - SE/4 Sec 9
                                                                                     Tract 3 - SE/4 Sec 15
                                                                                             - SE/4 Sec 16
                                                                             Block C Tract 1 - SE/4 Sec 22
                                                                                     Tract 4 - SE/4 Sec 40
                                                                                             - SE/4 Sec 46
                                                                                     Tract 5 - SE/4 Sec 45




CONTRACT REFERENCE:

Subject to Property Sale Agreement dated 3-1-58 between
FOC and General American Oil Company
======================================================================

  Prospect:   165035           Blow                                                 EXHIBIT "A"                           3-1-94
     Field:                                                                                                        ISSUED 3-3-94
  Property:   265035-120       F.J. Ellyson #1                                                                      FINAL 3-7-94

  Location:   371              Pecos County, Texas

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


 FOC                                                         RECORDING
 DEED                                    DATE     EFFECTIVE INFORMATION
NUMBER             GRANTOR / Grantee                DATE      Vol/Page           LEGAL DESCRIPTION              FOC INTEREST
=================================================================================================================================
M-563     DELMON HODGES                 7-22-71    7-22-71    371/640   All of Section No. 73,  Block OW.,      FOC MI = 1/32th
          Forest Oil Corporation                                        Certificate No. 51, T&M Ry Co.,
                                                                        Original Grantee


CONTRACT REFERENCE:

Subject to O & G (?) lease from the Estate of Vivian Ellyson to Horace Smith dated 7-14-62
======================================================================

  Prospect:   166029   Scott                                                        EXHIBIT "A"                         3-1-94
     Field:                                                                                                      ISSUED 3-3-94
  Property:   266029   Carson "E"                                                                                 FINAL 3-7-94
              266029   Carson "F"                                 Other Properties Held By These Leases But Not Referenced:
                                                                  - Carson Unit #1
  Location:   389      Reeves County, Texas                       - State #1-40
                                                                  - Carson "A", "B", "C", "D"
                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


     FOC                                                            RECORDING
    LEASE                                        LEASE   EFFECTIVE INFORMATION
    NUMBER           LESSOR / Lessee             DATE      DATE     Book/Page     LEGAL DESCRIPTION              FOC INTEREST
=================================================================================================================================
TX-4213-10  MINERVA L. WALDRON, INDIV & AS      4-17-69  4-17-69    328/307    Block 33,Sec 40,Lots 3&4 H&TC     FOC WI = 100%
            EXECX. OF THE A.B. WALDRON ESTATE                                  RY. Co., Ward County, Texas       NRI = 81.25%
            Andrew Hancock


CONTRACT REFERENCE:

Subject to Gas Pooling Agreement & designation of
Superior Oil Company Carson Unit #1 dated effective
7-1-71 Rec'd B349/P254 and as amended 7-1-80
(PA-6629-254)

Subject to O/A dated 5-10-71 between the Superior Oil Co.
as Operator, and FOC et al as Non-OP (OA-6629-663)

Subject to Pooling Agreement dated 8-12-80 between FOC &
Superior Oil Co, et al (State #1-40) (PA-6629-352)
======================================================================

  Prospect:   146015          Taylor View                                           EXHIBIT "A"                          3-1-94
     Field:                   View Unit                                                                           ISSUED 3-3-94
  Property:   346015-001      View Unit                                                                            FINAL 3-7-94

  Location:   441             Taylor County, Texas

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


 FOC                                                 RECORDING
 DEED                            DATE     EFFECTIVE INFORMATION
NUMBER    GRANTOR / Grantee                 DATE     Book/Page       LEGAL DESCRIPTION                          FOC INTEREST
=================================================================================================================================
M-539 DALE H. DORN              6-21-56               524/274   First Tract: Being 220 acres of                FOC MI = 1/16th
      Forest Oil Corporation                                    land, being all of Lot 1, Subdiv.
                                                                of Guadalupe County School Land,
                                                                League No. 120, as shown by the map
                                                                of said subdivision as recorded in
                                                                the records of the County Clerk of
                                                                Taylor County, Texas, and being the
                                                                same tract of land exactly as
                                                                described in deed from J.J. Nix and
                                                                wife to H. E. Landers and wife J.C.
                                                                Landers, recorded in Vol 87, P 628,
                                                                of the deed records of Taylor County,
                                                                Texas, save and except that certain
                                                                two tracts of land heretofore conveyed
                                                                by H.E. Landers and wife JC Landers,
                                                                to Taylor County, Texas, aggregating
                                                                10.505 acres of land, more or less,
                                                                and described in deed dated 11-1-32
                                                                and recorded in Vol 245, P 415, of the
                                                                deed records of Taylor County, Texas,
                                                                containing 209.495 acres, more or less
                                                                and said tract of land now being
                                                                owned by Mrs. Jocy Clyde Landers

                                                                Second Tract: All of Lot 10 of the
                                                                subdivision of League No.120, Guadalupe
                                                                County School Lands, save and except 5
                                                                acres of land, which 5 acres of land is
                                                                covered by a 20 ft strip of ground off
                                                                the South end of said Lot 10 (being 1/2
                                                                of the public road on the South of said
                                                                Lot 10) and a 20 ft strip off of the
                                                                East side of Lot 10 (being 1/2 of the
                                                                public road on the East side of said
                                                                land) and a 40 ft strip across the NE
                                                                corner sold to Taylor County for a
                                                                public road and the right-of-way of the
                                                                P&NTRR Co, across the extreme NE corner
                                                                of said Lot 10, and being all of said
                                                                Lot 10 except said public roads and
                                                                said railway ROW and containing 214.5
                                                                acres of land, more or less, and said
                                                                of land now being owned by MD Richards
                                                                and both of said tracts described above
                                                                containing 413.995 acres, more or less
                                                                (1/16th Mineral Interest)

M-540 DALE H. DORN, ET AL       6-27-56               Not               NOT AVAILABLE
      Forest Oil Corporation                       Available                                       TABLE 1

                                                                                       Tract  Lease   Acres       ORRI
                                                                                       ===========================================
                                                                                       5     7      125     1/16 of 1/2 of 7/8 ORR
                                                                                       6     7      122     1/16 of 1/2 of 7/8 ORR
                                                                                       7     7      100     1/16 of 1/2 of 7/8 ORR
                                                                                       8   5,6       25     1/16 of 1/2 of 7/8 ORR
                                                                                       9     5       86     1/16 of 1/2 of 7/8 ORR
                                                                                       10    7      111     1/16 of 1/2 of 7/8 ORR
                                                                                       11  2,3       50     1/16 of 1/2 of 7/8 ORR
                                                                                       12  2,3,4     50     1/16 of 1/2 of 7/8 ORR
                                                                                       13  2,3       61     1/16 of 1/4 of 7/8 ORR
                                                                                       14  2,3,4     61     1/16 of 1/4 of 7/8 ORR
                                                                                       15  8,9,10   222     1/16 of 1/2 of 7/8 ORR
                                                                                       16 11,12,13  196.5   1/16 of 1/2 of 7/8 ORR
                                                                                       17 14,15     128.65   1/8 of 1/2 of 7/8 ORR
                                                                                       18 14,15      56.6   1/16 of 1/2 of 7/8 ORR
                                                                                       26    1      218     1/16 of 1/2 of 7/8 ORR
                                                                                          (Plus from M-539 above: 1/16 of 1/8 RI)
                                                                                       27    1      219.5   1/16 of 1/2 of 7/8 ORR
                                                                                          (Plus from M-539 above: 1/16 of 1/8 RI)

                                                                                       NRI in Unit (decimal) = .00064716




CONTRACT REFERENCE:

Tract 2 is subject to Oil & Gas Lease dated 7-22-93 from FOC to Abilene Petroleum Land Service Co.
(No recording information available - primary term expires 7-22-94; TX-193010-880539) (Ref: M-539)

Subject to O/A between Lone Star Producing Co. as
Operator and FOC et al as Non-Op (O/A-4615-658)

Subject to Assignment dated 8-30-52, effective
10-1-52 from Dale H. Dorn, et al, to Lone Star
Producing Company, recorded 458/211 reserving oil
ORRI's as shown in Table 1.
======================================================================

  Prospect:   166020             North Worsham                                       EXHIBIT "A"       3-1-94
     Field:                                                                                     ISSUED 3-3-94
  Property:   266020-040         Houston Unit #1                                                 FINAL 3-7-94

  Location:   475                Ward County, Texas

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


 FOC                                                         RECORDING
LEASE                                    LEASE    EFFECTIVE INFORMATION
NUMBER         LESSOR / Lessee           DATE       DATE      Vol/Page        LEGAL DESCRIPTION             FOC INTEREST
=================================================================================================================================
TX-4207-14A  CORA ELLA SNYDER,          9-28-62                253/98         151.8 acres of land            FOC WI = 100%
             A WIDOW AND MARY H.                                              known as Section No. 15,        NRI = 83.125%
             KILLAM, A WIDOW                                                  Scrap File No. 7030,
             El Paso Natural Gas                                              G. G. Houston Survey and
             Products Company                                                 more particularly described
                                                                              by metes and bounds as
                                                                              follows: BEGINNING at an
                                                                              old stone mound the
                                                                              East corner of Section No.
                                                                              13 in Block 33,H. & T. C.
                                                                              Ry.Co. Survey for the South
                                                                              corner of this survey;
                                                                              THENCE N50W with the NE
                                                                              boundary line of said Section
                                                                              13, said Block 33, 950 vrs.
                                                                              to an old stone mound
                                                                              the North corner of said
                                                                              Section 13 for the West
                                                                              corner of this Survey;
                                                                              THENCE N40E with the line
                                                                              of Section 90, Block 34,
                                                                              902 vrs. to a stone
                                                                              mound for the North corner
                                                                              of this Survey and the
                                                                              South corner of Survey
                                                                              70, Block 34; THENCE
                                                                              S50E with the S. boundary
                                                                              line of said Survey 70,
                                                                              950 vrs. to a stake mound
                                                                              for the East corner of
                                                                              this section and a South
                                                                              corner of said Section 70;
                                                                              THENCE an old stone mound
                                                                              the North corner of Section
                                                                              12, said Block 33 bears
                                                                              N40E 80 vrs,; THENCE S40W
                                                                              903 vrs. to place of
                                                                              beginning and containing
                                                                              151.8 acres of land, more
                                                                              or less.


TX-4207-14B  LETA HOUSTON EVANS         1-31-64                266/445        151.8 acres of land known      FOC WI = 100%
             & TALBOT EVANS H/W                                               as Section  No. 15, Scrap       NRI = 83.125%
             JOHN D. BARRICK AND                                              File No. 7030, G. G.Houston
             HENRY H. CLIFFORD                                                Survey and more particularly
             El Paso Natural Gas                                              described by metes and bounds
             Products Company                                                 as above.


CONTRACT REFERENCE:

Amendment of Oil, Gas, & Mineral Lease dated
October 5, 1966 between Cora Ella Snyder, a widow, and Mary H. Kellam, a widow, and Forest
Oil Corporation filed of record in Ward County, Texas, in Volume 305, Page 427

Amendment of Oil, Gas, & Mineral Lease dated
August 14, 1967 between Edward H. Leede and
Victor H. Zoller and Forest Oil Corporation filed of record in Ward County, Texas in Volume 308, Page 448-452 subject to Declaration of Pooling dated
September 1, 1967 by and between Shell
Oil Company, Forest Oil Corporation, and
Marathon Oil Corporation filed of record
Ward County, Texas in Volume 310, Page 421

Subject to Unitization Agreement dated
September 25, 1968 by and between Jerry
Sadler, Shell Oil Company, Forest Oil
Corporation, and Marathon Oil Company
Subject to Farmout Agreement dated August 15,
1966 between El Paso Natural Gas Products
Company and Forest Oil Corporation
Subject to Gas Purchase Agreement dated
February 1, 1990 between Mega Natural
Gas Company and Forest Oil Corporation

Amendment of Oil, Gas, & Mineral Lease dated
September 2, 1966, between Leta Houston Evans,
Talbot Evans, John Dean Barrick, and Henry H.
Clifford, filed of record in Volume 299, Page 210.
======================================================================

  Prospect:   110054            Quitman                                             EXHIBIT "A"                    3-1-94
     Field:                     Quitman                                                                     ISSUED 3-3-94
  Property:   210054-070        Pinkie Taylor #1                                                             FINAL 3-7-94

  Location:   499               Wood County, Texas

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


  FOC                                                        RECORDING
 LEASE                                   LEASE    EFFECTIVE INFORMATION
 NUMBER              LESSOR / Lessee     DATE       DATE      Vol/Page           LEGAL DESCRIPTION                  FOC INTEREST
=================================================================================================================================
TX-3011-1  E.J. TAYLOR, ET UX           9-30-33                132/71   Being 117 acres of land more or less      FOC WI = 5.625%
           Paul D. Smith                                                less out of the H. Anderson Survey,       NRI = 4.39453%
                                                                        described as follows:
                                                                        BEGINNING at the N.E. corner of
                                                                        J.G.H. Stones's 130 acre tract out
                                                                        of said survey;
                                                                        THENCE S. 617-1/2 vrs. to corner
                                                                        same being the NW corner of B.F.
                                                                        Perrin's 70 acre tract;
                                                                        THENCE W. 1026 vrs. along said
                                                                        Perrin's NBL to corner in the WBL of
                                                                        Mrs. Pinkie Taylor's 53 acre tract;
                                                                        THENCE N. 617-1/2 vrs. to corner in
                                                                        the SBL of Ben H. Read's 43 acre
                                                                        tract;
                                                                        THENCE W. 1026 vrs. to the place of
                                                                        beginning, and being the same land
                                                                        conveyed to lessors herein by deed
                                                                        dated March 14, 1923, recorded in
                                                                        Vol. 80 page 226 of the Deed Records
                                                                        of Wood County, Texas


CONTRACT REFERENCE:

Subject to that certain unrecorded Farmout
Agreement dated February 1, 1984, as amended, between Forest Oil Corporation and Key Production
Company

Subject to that certain Operating Agreement dated
February 1, 1984, as amended between Forest Oil
Corporation, as non-operator, and Key Production
Company, as Operator
======================================================================

  Prospect:   145011        N.E. Tokio                                              EXHIBIT "A"                        3-1-94
     Field:                 Prentice                                                                            REV 1  3-2-94
  Property:   345011        Prentice S.W. Unit #10                                                              ISSUED 3-3-94
              245011-020    CB Townes "C"                                                                        FINAL 3-7-94
              245011-040    Townes #1
              245011-XXX    Townes #2

  Location:   501           Yoakum County, Texas

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


     FOC                                                      RECORDING
    LEASE                                 LEASE   EFFECTIVE  INFORMATION
    NUMBER           LESSOR / Lessee      DATE       DATE     Book/Page           LEGAL DESCRIPTION            FOC INTEREST
=================================================================================================================================
TX-145011-02A R.W. FENTON,JR.ET UX,ET AL 10-26-40  10-26-40   64/251   An Undivided 1/2 interest in and to   Tract 1:FOC WI=100%
              W.G. Terry                                               Section 382, Block D, John H. Gibson          NRI = 87.5%
                                                                       Survey, Yoakum County, Texas          Tract 2:FOC ORRI =
                                                                                                              5.884725% of 8/8ths

TX-145011-02B DOUGLAS BURNS, ET AL       12-11-40  12-11-40   62/357   All of Section 382 in Block D of the  Tract 1: FOC WI=100%
              W.G. Terry                                               John H. Gibson Survey, Yoakum County           NRI = 87.5%
                                                                       Texas                                 Tract 2: FOC ORRI =
                                                                                                              5.884725% of 8/8ths

TX-145011-02C DAVID L. HARRELL           12-11-40  12-11-40   64/497   All of Section 382 in Block D of the  Tract 1: FOC WI=100%
              W.G. Terry                                               John H. Gibson Survey, Yoakum County           NRI = 87.5%
                                                                       Texas                                 Tract 2: FOC ORRI =
                                                                                                              5.884725% of 8/8ths

TX-145011-02D J.L. CRUMP, ET AL           3-29-41   3-29-41   65/124   All of Section 382 in Block D of the  Tract 1: FOC WI=100%
              W.G. Terry                                               John H. Gibson Survey, Yoakum County           NRI = 87.5%
                                                                       Texas                                 Tract 2: FOC ORRI =
                                                                                                              5.884725% of 8/8ths



CONTRACT REFERENCE:

Unit Agreement, Prentice SW Unit, Yoakum County, TX dated 4-1-67 and all revisions thereto; PA-4511-262

F/O Agreement 2-10-92; FOC/Parker & Parsley Devel Co
Contract #4501101-F
======================================================================

  Prospect:   177045      Un-Named                                                  EXHIBIT "A"                         3-1-94
     Field:               Dennell Draw                                                                           REV 1  3-2-94
  Property:   277045-010  Jumping Creek Federal #1                                                               ISSUED 3-3-94
                                                                                                                  FINAL 3-7-94
  Location:   005 Campbell County, Wyoming

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


  FOC                                                             RECORDING
 LEASE                                        LEASE   EFFECTIVE  INFORMATION
 NUMBER          LESSOR / Lessee              DATE       DATE     Serial No.       LEGAL DESCRIPTION             FOC INTEREST
=================================================================================================================================
7745-901   USA - MINERALS MANAGEMENT SERVICE  7-01-78  7-01-78    W-61243     T41N, R71W                       FOC ORRI=3.774126%
              Helen S. Billitier                                              Sec 27: NE/4, SE/4 as to all     of 8/8ths
                                                                              formations from the surface to
                                                                              50' below the stratigraphic
                                                                              equivalent of 11310' as drilled
                                                                              in the Jumping Creek Federal #1

======================================================================

  Prospect:    192004     Albania                                                    EXHIBIT "A"                      3-1-94
     Field:                                                                                                    ISSUED 3-3-94
  Property:    292004-020 Roane #1                                                                              FINAL 3-7-94
                                                                                                                 REV 3-16-94
  Location:    101       St. Mary Parish, Louisiana

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest I Development Company as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


     FIDC                                                       RECORDING
     LEASE                                    LEASE  EFFECTIVE INFORMATION
    NUMBER         LESSOR / Lessee            DATE      DATE    Book/Page       LEGAL DESCRIPTION            FIDC INTEREST
=================================================================================================================================
LA-192004-19-A  MYRA MAUDE BOURGEOIS GROOM  9-01-89   9-01-89   33-M/341  T13S, R8E                FIDC ORRI=3.068300%of8/8ths BPO
                Harbert Energy Corporation                                Sec 11: TRACT 1-         FIDC ORRI=3.101455%of8/8ths APO

                                                                          A certain tract of land containing
                                                                          1.053 acres more or less, situated
                                                                          in the east half (E/2) of Section 11,
                                                                          Township 13 South, Range 8 East, being
                                                                          bounded, now or formerly, as follows:
                                                                          North by Juliet D. Cowan;
                                                                          East by R.L. Roane, Jr. et al;
                                                                          South by St. Paul Bourgeois; and
                                                                          West other lands of lessor; and being
                                                                          also shown as that tract of land lying
                                                                          between points 56, 7, 8, 57, and 56 on
                                                                          that plat of survey for the former
                                                                          unit of the Plan 3-RC-SU as established
                                                                          by Oredr No. 140467 in the  records of
                                                                          St. Mary Parish, Louisiana

                                                                          Sec 11: TRACT 2-         FIDC ORRI=3.068300%of8/8ths BPO
                                                                                                   FIDC ORRI=3.101455%of8/8ths APO
                                                                          A certain tract of land containing
                                                                          2.947 acres more or less, situated
                                                                          in the east half (E/2) of Section 11,
                                                                          Township 13 South, Range 8 East, being
                                                                          bounded, now or formerly, as follows:
                                                                          North by Juliet D. Cowan;
                                                                          East by R.L. Roane, Jr. et al;
                                                                          South by St. Paul Bourgeois; and
                                                                          West other lands of lessor; and being
                                                                          also shown as that tract of land lying
                                                                          between Unit No. 316-N-5 of the Plan
                                                                          3-RC-SU as established by Order No.
                                                                          140467 in the records of St Mary Parish
                                                                          Louisiana



CONTRACT REFERENCE:

Lease assigned to Elf Acquitaine 4-92.
======================================================================

  Prospect:    192009         Hill West                                             EXHIBIT "A"                       3-1-94
     Field:                                                                                                    ISSUED 3-3-94
  Property:    292009-050     Patterson #2-9                                                                    FINAL 3-7-94
                                                                                                                  REV 3-8-94
  Location:    027       Cleveland County, Oklahoma

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest I Development Company as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


     FIDC                                                             RECORDING
     LEASE                                        LEASE    EFFECTIVE INFORMATION
    NUMBER          LESSOR / Lessee               DATE       DATE     Book/Page       LEGAL DESCRIPTION            FIDC INTEREST
=================================================================================================================================
OK-192009-01-A2 LOIS E. PERRY                      1-18-83   1-18-83  1393/344  T10N, R1E
                Robert Odom                                                     Sec 9: SW/4 SE/4, limited from the   F1DC ORRI =
                                                                                surface to 6438', being 100' below  6.25%of8/8ths
                                                                                the total depth drilled in the Ward
                                                                                Petroleum Corp Patterson #2-9 well,
                                                                                located 990' FSL of 1/4 sec and 450'
                                                                                FWL of 1/4 sec of Section 9

OK-192009-01-B2 CLAUDE A. & ALMA ROGERS H/W        1-31-83   1-31-83  1397/471  T10N, R1E
                Robert Odom                                                     Sec 9: SW/4 SE/4, limited from the    FIDC ORRI =
                                                                                surface to 6438' (as noted above)    6.25%of8/8ths

OK-192009-01-C2 MILDRED T. HOLLAND,TRUSTEE OF THE  12-16-83  3-11-84  1565/210  T10N, R1E
                Plumb Oil Company, et al                                        Sec 9: SW/4 SE/4, limited from the    FIDC ORRI =
                                                                                surface to 6438' (as noted above)    6.25%of8/8ths

OK-192009-01-D2 ANNA L. KARR, FORMERLY BRENDLE     12-7-83   12-7-83  1567/280  T10N, R1E
                Plumb Oil Company, et al                                        Sec 9: SW/4 SE/4, limited from the    FIDC ORRI =
                                                                                surface to 6438' (as noted above)    6.25%of8/8ths

OK-192009-01-E2 LAST WILL OF ERNESTINE BRENDLE     12-7-83   12-7-83  1576/467  T10N, R1E
                Plumb Oil Company, et al                                        Sec 9: SW/4 SE/4, limited from the    FIDC ORRI =
                                                                                surface to 6438' (as noted above)    6.25%of8/8ths

OK-192009-01-F2 ROBERT BRANDENBURG ET AL           12-9-83   12-9-83  1619/471  T10N, R1E
                Plumb Oil Company, et al                                        Sec 9: SW/4 SE/4, limited from the    FIDC ORRI =
                                                                                surface to 6438' (as noted above)    6.25%of8/8ths

OK-192009-01-G2 JOHN P. BRANDENBURG, INDIVIDUALLY  12-9-83   12-9-83  1619/473  T10N, R1E
                Plumb Oil Company, et al                                        Sec 9: SW/4 SE/4, limited from the    FIDC ORRI =
                                                                                surface to 6438' (as noted above)    6.25%of8/8ths

OK-192009-01-H2 JOHN P. BRANDENBURG, TRUSTEE       12-9-83   12-9-83  1619/475  T10N, R1E
                Plumb Oil Company, et al                                        Sec 9: SW/4 SE/4, limited from the    FIDC ORRI =
                                                                                surface to 6438' (as noted above)    6.25%of8/8ths

OK-192009-01-I2 ROBERT H. BRANDENBURG,INDIV & AIF  12-9-83   12-9-83  1625/98   T10N, R1E
                Plumb Oil Company, et al                                        Sec 9: SW/4 SE/4, limited from the    FIDC ORRI =
                                                                                surface to 6438' (as noted above)    6.25%of8/8ths

OK-192009-01-J2 FLORA A. PATTERSON                 1-19-83   1-19-83  1393/338  T10N, R1E
                Robert Odom                                                     Sec 9: SW/4 SE/4, limited from the    FIDC ORRI =
                                                                                surface to 6438' (as noted above)    6.25%of8/8ths


OK-192009-04-A  VERNA MAE SHOWALTER,SOLE HEIR OF   12-6-83   12-6-83  1565/208  T10N, R1E                             FIDC WI = 50%
                Plumb Oil Company, et al                                        Sec 9: W/2 NE/4                       NRI=41.66667

OK-192009-04-B  CLAUDINE WILLIAMS,A MARRIED WOMAN 12-16-83  12-16-83  1567/282  T10N, R1E                             FIDC WI = 50%
                Plumb Oil Company, et al                                        Sec 9: W/2 NE/4                       NRI = 40.625%

OK-192009-04-C  L.E. MAYES, JR. AKA LUTHER E.     12-06-83  12-06-83  1567/288  T10N, R1E                             FIDC WI = 50%
                Plumb Oil Company, et al                                        Sec 9: W/2 NE/4                       NRI = 40.625%

OK-192009-04-D  HARRY LEE MAYES, A MARRIED MAN    12-06-83  12-06-83  1567/294  T10N, R1E                             FIDC WI = 50%
                Plumb Oil Company, et al                                        Sec 9: W/2 NE/4                       NRI = 40.625%

OK-192009-04-E  GEORGE L. WODKINS, A SINGLE MAN   12-06-83  12-06-83  1567/292  T10N, R1E                             FIDC WI = 50%
                Plumb Oil Company, et al                                        Sec 9: W/2 NE/4                       NRI = 40.625%

OK-192009-04-F  MABEL L. HOGUE, A WIDOW            6-23-86  12-16-86  1958/868  T10N, R1E                             FIDC WI = 50%
                Plumb Oil Company, et al                                        Sec 9: W/2 NE/4                       NRI = 40.625%

OK-192009-04-G  WILLIAM DUDLEY WODKINS AND CECIL   6-23-86  12-10-86  1958/870  T10N, R1E                             FIDC WI = 50%
                Plumb Oil Company, et al                                        Sec 9: W/2 NE/4                       NRI = 40.625%

OK-192009-04-H  PEERY FRANCIS HOUGHTON            12-16-83  12-16-83  1572/479  T10N, R1E                             FIDC WI = 50%
                Plumb Oil Company, et al                                        Sec 9: W/2 NE/4                       NRI = 40.625%

OK-192009-04-I  RAYMOND MOORE,DEALING IN HIS SOLE  6-30-86  12-14-86  1955/923  T10N, R1E                             FIDC WI = 50%
                Plumb Oil Company, et al                                        Sec 9: W/2 NE/4                       NRI = 40.625%

OK-192009-04-J  CHARLES MOORE AKA CHARLES A.MOORE 12-16-83  12-16-83  1572/483  T10N, R1E                             FIDC WI = 50%
                Plumb Oil Company, et al                                        Sec 9: W/2 NE/4                       NRI = 40.625%

OK-192009-04-K  ALMA GORGAS, NOW SPENCER          12-13-83  12-13-83  1572/475  T10N, R1E                             FIDC WI = 50%
                Plumb Oil Company, et al                                        Sec 9: W/2 NE/4                       NRI = 40.625%

OK-192009-04-L  ALTA & CHARLES E. TROMPETER       12-13-83  12-13-83  1576/461  T10N, R1E                             FIDC WI = 50%
                Plumb Oil Company, et al                                        Sec 9: W/2 NE/4                       NRI = 40.625%







CONTRACT REFERENCE:

F/O Cleveland County, Harbert & Charles Goodall 10-8-91
Contract #9200901-F
(Affects leases OK-192009-01-A2 thru J2)

Leases acquired from Harbert Energy 9-91.

F/O of SW/4 SE/4; the Patterson #2-9 was drilled and an assignment of Harbert's WI was earned by Southwestern
Energy, et al.  FIDC assigned its 50% WI to Southwestern
65.625%, Hueco 12.5%, Charles Goodall et al 21.875% in the
SW/4 SE/4 LIMITED in depth to 6289 ft. FIDC reserved 6.25% ORRI.

Sale to Kelly Baxter 9-1-91 conveys all of FIDC's ORRI in the
West #1-9 well also in the SW/4 SE/4.
======================================================================

  Prospect:    192010     SW Falls                                                   EXHIBIT "A"                      3-1-94
     Field:               NW Rocky Point                                                                       ISSUED 3-3-94
  Property:    292013-010 Walton #7-1                                                                           FINAL 3-7-94
                                                                                                                  REV 3-8-94
  Location:    027       Cleveland County, Oklahoma

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest I Development Company as Seller, and The Hat Creek Production Company, Limited Partnership
                                  as Purchaser.


     FIDC                                                            RECORDING
     LEASE                                        LEASE  EFFECTIVE INFORMATION
    NUMBER               LESSOR / Lessee           DATE     DATE     Book/Page     LEGAL DESCRIPTION             FIDC INTEREST
=================================================================================================================================
OK-192010-12-A  LOUISE SMITH                      6-12-85  6-12-85    1859/107  T8N, R1W                        FIDC WI = 42.5%
                Charles E. Porta                                                Sec 7: Lots 1 & 2, E/2 NW/4     NRI = 34.53125%

OK-192010-12-B  VERA SADBERRY SNOW                6-12-85  6-12-85    1859/105  T8N, R1W                        FIDC WI = 42.5%
                Charles E. Porta                                                Sec 7: Lots 1 & 2, E/2 NW/4     NRI = 34.53125%

OK-192010-12-C  EDDIE LEE SADBERRY AKA EDDIE LEE  6-12-85  6-12-85    1859/103  T8N, R1W                        FIDC WI = 42.5%
                Charles E. Porta                                                Sec 7: Lots 1 & 2, E/2 NW/4     NRI = 34.53125%

OK-192010-12-D  W. JEAN SADBERRY AKA WILA JEAN    6-12-85  6-12-85    1859/101  T8N, R1W                        FIDC WI = 42.5%
                Charles E. Porta                                                Sec 7: Lots 1 & 2, E/2 NW/4     NRI = 34.53125%

OK-192010-12-E  CHERYL SADBERRY WILSON            6-12-85  6-12-85    1859/99   T8N, R1W                        FIDC WI = 42.5%
                Charles E. Porta                                                Sec 7: Lots 1 & 2, E/2 NW/4     NRI = 34.53125%

OK-192010-12-F  MARY J. TODD                      6-12-85  6-12-85    1859/97   T8N, R1W                        FIDC WI = 42.5%
                Charles E. Porta                                                Sec 7: Lots 1 & 2, E/2 NW/4     NRI = 34.53125%

OK-192010-12-G  JOHNNIE W, TODD                   6-12-85  6-12-85    1859/95   T8N, R1W                        FIDC WI = 42.5%
                Charles E. Porta                                                Sec 7: Lots 1 & 2, E/2 NW/4     NRI = 34.53125%

OK-192010-12-H  ARCHIE SCHNEIDER WEEKS            6-12-85  6-12-85    1859/93   T8N, R1W                        FIDC WI = 42.5%
                Charles E. Porta                                                Sec 7: Lots 1 & 2, E/2 NW/4     NRI = 34.53125%

OK-192010-12-I  MILDRED T. HOLLAND,TRUSTEE OF THE 6-12-85  6-12-85    1859/91   T8N, R1W                        FIDC WI = 42.5%
                Charles E. Porta                                                Sec 7: Lots 1 & 2, E/2 NW/4     NRI = 34.53125%

OK-192010-12-J  LOIS SADBERRY MATHIS              6-12-85  6-12-85    1859/89   T8N, R1W                        FIDC WI = 42.5%
                Charles E. Porta                                                Sec 7: Lots 1 & 2, E/2 NW/4     NRI = 34.53125%

OK-192010-12-K  DOYLE TODD                        6-12-85  6-12-85    1859/87   T8N, R1W                        FIDC WI = 42.5%
                Charles E. Porta                                                Sec 7: Lots 1 & 2, E/2 NW/4     NRI = 34.53125%

OK-192010-12-L  LINDA SADBERRY MARSHALL           6-12-85  6-12-85    1866/162  T8N, R1W                        FIDC WI = 42.5%
                Charles E. Porta                                                Sec 7: Lots 1 & 2, E/2 NW/4     NRI = 34.53125%

OK-192010-12-M  MODELLE T. TARTER                 6-12-85  6-12-85    1862/166  T8N, R1W                        FIDC WI = 42.5%
                Charles E. Porta                                                Sec 7: Lots 1 & 2, E/2 NW/4     NRI = 34.53125%

OK-192010-12-N  BEULAH TODD WEBB                  6-12-85  6-12-85    1862/168  T8N, R1W                        FIDC WI = 42.5%
                Charles E. Porta                                                Sec 7: Lots 1 & 2, E/2 NW/4     NRI = 34.53125%

OK-192010-12-O  JOSEPH W. TODD                    6-12-85  6-12-85    1865/412  T8N, R1W                        FIDC WI = 42.5%
                Charles E. Porta                                                Sec 7: Lots 1 & 2, E/2 NW/4     NRI = 34.53125%

======================================================================

  Prospect:   192256      Kimball Sand Creek                                        EXHIBIT "A"                      3-1-94
     Field:                                                                                                   ISSUED 3-3-94
  Property:   292256-010  Cagle #1                                                                             FINAL 3-7-94

  Location:   081         Lincoln County, Oklahoma

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest I Development Company as Seller, and The Hat Creek Production Company, Limited
                                  Partnership as Purchaser.


     FIDC                                                            RECORDING
    LEASE                                        LEASE    EFFECTIVE INFORMATION
    NUMBER          LESSOR / Lessee              DATE       DATE     Book/Page    LEGAL DESCRIPTION          FIDC INTEREST
=================================================================================================================================
           HARRY B. CAGLE and L.W. CAGLE         2-18-76             654/328   T17N, R6E             FIDC ORRI=2.34375% of 8/8ths
           The Wil-Mc Oil Corp.                                                Sec 34: S/2 N/2 SW/4

           VERNON L. CROSS and FLORENCE H CROSS  2-18-76             654/330   T17N, R6E             FIDC ORRI=2.34375% of 8/8ths
           The Wil-Mc Oil Corp.                                                Sec 34: N/2 N/2 SW/4


CONTRACT REFERENCE:

Wil-Mc acquisition - no contract information available.
======================================================================

  Prospect:   192102      Shiloh                                                    EXHIBIT "A"                        3-1-94
     Field:                                                                                                     ISSUED 3-3-94
  Property:   292102-110  Russell Hubbard #1                                                                     FINAL 3-7-94

  Location:   087         McClain County, Oklahoma

                              Attached to and made part of that certain Purchase and Sale Agreement by and between:
                              Forest I Development Company as Seller, and The Hat Creek Production Company, Limited Partnership,
                              as Purchaser.


HARBERT                                                             RECORDING
LEASE                                           LEASE   EXPIRATION INFORMATION
NUMBER      ESSOR / Lessee                      DATE       DATE     Book/Page         LEGAL DESCRIPTION               FIDC INTEREST
=================================================================================================================================
3534-01 KENNETH JAMES HUBBARD                   9-12-88   9-12-91   1245/009   T7N, R2W                         FIDC WI = 0.00%
        Charles A. Ferrell                                                     Sec 24: SE/4 SE/4 NW/4           FIDC NRI(well)=
                                                                                                                  0.878170% ORRI
3534-02 BETTY W. BERGA                          9-12-88   9-12-91   1245/866   T7N, R2W               NOTE: FOC does not have Lease
        Charles A. Ferrell                                                     Sec 24: SE/4 SE/4 NW/4       Files for these leases-
                                                                                                            they were part of the
3534-03 MELISSA JO HUBBARD                      9-12-88   9-12-91   1245/007   T7N, R2W                     Harbert acquisition,
        Charles A. Ferrell                                                     Sec 24: SE/4 SE/4 NW/4       therefore FIDC's NRI at
                                                                                                            the well level is being
3542-01 KENNETH JAMES HUBBARD                   7-11-88   7-11-91   1245/005   T7N, R2W                     reported instead.
        Charles A. Ferrell                                                     Sec 24: S/2 SW/4 NW/4,
                                                                                       NW/4 SW/4 NW/4,
                                                                                       SW/4 SE/4 NW/4

3542-02 MELISSA JO HUBBARD                      7-11-88   7-11-91   1245/003   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: S/2 SW/4 NW/4, NW/4 SW/4 NW/4,
                                                                                            SW/4 SE/4 NW/4

3566-08 EDGAR V. SPRINGER                       9-12-88   9-12-91   1243/628   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: SW/4 SE/4 NW/4, S/2 SW/4 NW/4,
                                                                                            NW/4 SW/4 NW/4, W/2 SW/4,
                                                                                            W/2 NE/4 SW/4, SE/4 SW/4

3566-09 CLYDE W. BESON, JR.                     9-6-88     9-6-91   1243/634   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: SW/4 SE/4 NW/4, S/2 SW/4 NW/4,
                                                                                            NW/4 SW/4 NW/4, W/2 SW/4,
                                                                                            W/2 NE/4 SW/4, SE/4 SW/4

3566-10 CHARLES HARGUS A/K/A CHARLEY HARGUS     9-12-88   9-12-91   1243/640   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: SW/4 SE/4 NW/4, S/2 SW/4 NW/4,
                                                                                            NW/4 SW/4 NW/4, W/2 SW/4,
                                                                                            W/2 NE/4 SW/4, SE/4 SW/4

3566-11 SALT FORK OIL COMPANY, C/O LIBERTY      7-7-88    7-7-91    1243/642   T7N, R2W
        NAT'l BK&TR CO OF OKLA CITY, AGENT                                     Sec 24: SW/4 SE/4 NW/4, S/2 SW/4 NW/4,
        Charles A. Ferrell                                                             NW/4 SW/4 NW/4, W/2 SW/4,
                                                                                       W/2 NE/4 SW/4, SE/4 SW/4
                                                                                       less 7.86 acres for RR ROW

3566-12 MARCELYN M. UPP, INDIV & AIF FOR        9-12-88   9-12-91   1243/636   T7N, R2W
        MARGARET P. MAHAFFY, AS SOLE HEIRS                                     Sec 24: SW/4 SE/4 NW/4, S/2 SW/4 NW/4,
        OF L.E. PRYER, DECEASED                                                        NW/4 SW/4 NW/4, W/2 SW/4,
        Charles A. Ferrell                                                             W/2 NE/4 SW/4, SE/4 SW/4



3566-13 LOREE E. WHITE, AIF CHARLES F. WHITE    9-12-88   9-12-91   1243/632   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: SW/4 SE/4 NW/4, S/2 SW/4 NW/4,
                                                                                            NW/4 SW/4 NW/4, W/2 SW/4,
                                                                                            W/2 NE/4 SW/4, SE/4 SW/4

3566-14 ERNESTINE BRENDLE AND MARTHELLA JANE    9-6-88     9-6-91   1243/630   T7N, R2W
        CAPEHART TRUSTEES UNDER TESTAMENTARY                                   Sec 24: SW/4 SE/4 NW/4, S/2 SW/4 NW/4,
        TRUST CREATED BY THE LAST WILL &                                               NW/4 SW/4 NW/4, W/2 SW/4,
        TESTAMENT OF HENRY O. BRENDLE, DEC'D                                           W/2 NE/4 SW/4, SE/4 SW/4
        Charles A. Ferrell

3566-15 SIDNEY E. WILLIAMS, INDIV & AS HEIR     9-15-88   9-15-91   1244/006   T7N, R2W
        OF A.J. WILLIAMS, DECEASED                                             Sec 24: SW/4 SE/4 NW/4, S/2 SW/4 NW/4,
        Charles A. Ferrell                                                             NW/4 SW/4 NW/4, W/2 SW/4,
                                                                                             W/2 NE/4 SW/4, SE/4 SW/4

3566-16 RICHARD A. LINEHAN                      9-14-88   9-14-91   1244/012   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: SW/4 SE/4 NW/4, S/2 SW/4 NW/4,
                                                                                            NW/4 SW/4 NW/4, W/2 SW/4,
                                                                                            W/2 NE/4 SW/4, SE/4 SW/4

3566-23 TULSTAR ENERGY GROUP INCORPORATED      10-18-88  10-18-91   1246/563   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: SW/4 SE/4 NW/4, S/2 SW/4 NW/4,
                                                                                            NW/4 SW/4 NW/4, W/2 SW/4,
                                                                                            W/2 NE/4 SW/4, SE/4 SW/4

3566-24 MAYE O'NEAL A/K/A MAY O'NEAL            9-15-88   9-15-91   1244/998   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: SW/4 SE/4 NW/4, S/2 SW/4 NW/4,
                                                                                            NW/4 SW/4 NW/4, W/2 SW/4,
                                                                                            W/2 NE/4 SW/4, SE/4 SW/4

3566-26 NORMAN FRANCIS WILLIAMS, INDIV & AS     9-15-88   9-15-91   1245/001   T7N, R2W
        HEIR OF A.J. WILLIAMS, DECEASED                                        Sec 24: SW/4 SE/4 NW/4, S/2 SW/4 NW/4,
        Charles A. Ferrell                                                            NW/4 SW/4 NW/4, W/2 SW/4,
                                                                                            W/2 NE/4 SW/4, SE/4 SW/4

3589-01 JUDITH NORRIS STIDHAM                   9-15-88   9-15-91   1244/014   T7N, R2W
        A/K/A JUNE NORRIS STIDHAM                                              Sec 24: SW/4 SE/4 NW/4, S/2 SW/4 NW/4,
        Charles A. Ferrell                                                             NW/4 SW/4 NW/4, N/2 NW/4 SW/4,
                                                                                             W/2 NE/4 SW/4

3589-02 RUTH ANN NORRIS                         9-15-88   9-15-91   1244/010   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: SW/4 SE/4 NW/4, S/2 SW/4 NW/4,
                                                                                            NW/4 SW/4 NW/4, N/2 NW/4 SW/4,
                                                                                            W/2 NE/4 SW/4

3589-03 GORDON WITHERSPOON                     10-18-88  10-18-91   1247/445   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: SW/4 SE/4 NW/4, S/2 SW/4 NW/4,
                                                                                            NW/4 SW/4 NW/4, N/2 NW/4 SW/4,
                                                                                            W/2 NE/4 SW/4

3589-04 WILLIAM NORRIS PETERSON                 9-15-88   9-15-91   1244/996   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: SW/4 SE/4 NW/4, S/2 SW/4 NW/4,
                                                                                            NW/4 SW/4 NW/4, N/2 NW/4 SW/4,
                                                                                            W/2 NE/4 SW/4

3589-05 MARILYN PETERSON GIMPEL                 9-15-88   9-15-91   1245/868   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: SW/4 SE/4 NW/4, S/2 SW/4 NW/4,
                                                                                            NW/4 SW/4 NW/4, N/2 NW/4 SW/4,
                                                                                            W/2 NE/4 SW/4

3589-06 RUTH NORRIS                             9-15-88   9-15-91   1245/864   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: SW/4 SE/4 NW/4, S/2 SW/4 NW/4,
                                                                                            NW/4 SW/4 NW/4, N/2 NW/4 SW/4,
                                                                                            W/2 NE/4 SW/4

3589-07 JOHN CALHOUN NORRIS, JR.                9-15-88   9-15-91   1245/862   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: SW/4 SE/4 NW/4, S/2 SW/4 NW/4,
                                                                                            NW/4 SW/4 NW/4, N/2 NW/4 SW/4,
                                                                                            W/2 NE/4 SW/4

3589-08 SUSAN NORRIS CASON                      9-15-88   9-15-91   1247/443   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: SW/4 SE/4 NW/4, S/2 SW/4 NW/4,
                                                                                            NW/4 SW/4 NW/4, N/2 NW/4 SW/4,
                                                                                            W/2 NE/4 SW/4

3589-09 NCNB TEXAS NATIONAL BANK, TRUSTEE       9-30-88   9-30-91   1246/560   T7N, R2W
        U/W FOR NANCY NORRIS TRUST, #2812;                                     Sec 24: SW/4 SE/4 NW/4, S/2 SW/4 NW/4,
        TRUSTEE U/W FOR P.A.NORRIS, III                                                NW/4 SW/4 NW/4, N/2 NW/4 SW/4,
        TRUST #2813; TRUSTEE U/W FOR NANCY                                             W/2 NE/4 SW/4
        NORRIS TRUST A, #4191; AND TRUSTEE
        U/W FOR PHILIP A. NORRIS, III TRUST
        A, #4192
        Charles A. Ferrell

3590-01 EDGAR WITHERSPOON                       9-12-88   9-12-91   1243/638   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: E/2 NE/4 SW/4, SE/4 SE/4 NW/4

3590-02 KATHERINE RADAR                         9-12-88   9-12-91   1244/008   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: E/2 NE/4 SW/4, SE/4 SE/4 NW/4

Wil-Mc Lse ROBERT PRICE HUBBARD                12-05-87             1224/105   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: SW/4

Wil-Mc Lse DORA WILLIS MORGAN                   3-17-88             1232/259   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: SW/4

Wil-Mc Lse  JOHN W. SWINFORD, JR.,TRUSTEE       6-23-88             1237/334   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: SW/4

Wil-Mc Lse  MARGARET SWINFORD SMITH             6-23-88             1237/336   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: SW/4

Wil-Mc Lse  DORIS JONES, INDIV AND AS HEIR OF   6-23-88             1237/453   T7N, R2W
        WESLEY JONES, DECEASED                                                 Sec 24: SW/4
        Charles A. Ferrell

Wil-Mc Lse  VIRGINIA LINDSAY, INDIV AND AS HEIR  6-27-88            1237/455   T7N, R2W
        OF Y.E. JONES, DECEASED                                                Sec 24: SW/4
        Charles A. Ferrell

Wil-Mc Lse  ROBERT HOWARD BRANDENBURG, INDIV &  5-20-88             1238/298   T7N, R2W
        AS AIF FOR FRANCES BRANDENBURG HUME                                    Sec 24: SW/4
        Charles A. Ferrell

Wil-Mc Lse  JOHN P. BRANDENBURG AND ROBERT F.   5-20-88             1238/300   T7N, R2W
        BRANDENBURG, CO-TRS. FOR THE JOHN B.                                   Sec 24: SW/4
        BRANDENBURG TESTAMENTARY TRUST
        Charles A. Ferrell

Wil-Mc Lse  ROBERT F. BRANDENBURG, JR. AND JOHN 5-20-88             1238/302   T7N, R2W
        HARKEY, CO-TRS. OF THE ROBERT F.                                       Sec 24: SW/4
        BRANDENBURG TESTAMENTARY TRUST
        Charles A. Ferrell

Wil-Mc Lse  ANNE BRENNER                        5-20-88             1238/306   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: SW/4

Wil-Mc Lse  MARCIA B. WINTER                    5-20-88             1238/312   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: SW/4

Wil-Mc Lse  GORDON WITHERSPOON                  6-27-88             1238/312   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: N/2 NW/4 SW/4; W/2 NE/4 SW/4

Wil-Mc Lse  TUGGLE PROPERTIES                   5-20-88             1238/308   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: SW/4

Wil-Mc Lse  HELEN ALEXANDER WHISTLER            7-7-88              1238/314   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: SW/4

Wil-Mc Lse  J.D. KENNEDY                        6-27-88             1240/456   T7N, R2W
        Charles A. Ferrell                                                     Sec 24: SW/4

Wil-Mc Lse  SUN BANK/SARASOTA, N.A., FORMERLY   5-28-88             1245/870   T7N, R2W
        KNOWN AS CITIZENS BANK & TRUST CO.                                     Sec 24: SW/4
        OF SARASOTA, TRS. OF THE JOHN ASHER
        BRANDENBURG TRUST
        Charles A. Ferrell



CONTRACT REFERENCE:

None Available
======================================================================

  Prospect:   192022          Pearsall                                              EXHIBIT "A"                           3-1-94
     Field:                                                                                                        ISSUED 3-3-94
  Property:   292022-280      Mannas & Johnston #6                                                                  FINAL 3-7-94
                                                                                                                      REV 3-8-94
  Location:   163             Frio County, Texas

                              Attached to and made part of that certain Purchase and Sale Agreement by and between:
                              Forest I Development Company as Seller, and The Hat Creek Production Company, Limited Partnership,
                              as Purchaser.


     F1DC                                                          RECORDING
    LEASE                                      LEASE    EFFECTIVE INFORMATION
    NUMBER        LESSOR / Lessee              DATE       DATE     Book/Page       LEGAL DESCRIPTION             FIDC INTEREST
=================================================================================================================================
TX-192022-06  JOSEPH W. MANNAS, ET AL         5-09-74    5-09-74     318/82   591.26acres,part of the 938acre    FIDC ORRI=1.8081%
              Bruce W. Fox                                                    Joseph Mannas, et al lease          of 8/8ths




CONTRACT REFERENCE:

Lease acquired through Terrapet.
======================================================================
======================================================================



                                EXHIBIT "B"

======================================================================

  Prospect:   162019         Ship Shoal Block 247                                   EXHIBIT "B"                      3-1-94
                                                                                                              REV 1  3-2-94
  Property:   362019-004     OCS-G-1028 Block 247                                                             ISSUED 3-3-94
              362019-010     SS 247 "F" Platform                                                               FINAL 3-7-94

  Location:   LO 995         Louisiana Offshore - Federal Waters

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


   FOC                                               RECORDING
  LEASE                            LEASE  EFFECTIVE INFORMATION
  NUMBER   LESSOR / Lessee         DATE     DATE     Serial No.          LEGAL DESCRIPTION                 FOC INTEREST
=================================================================================================================================
LA-9065-1 USA OCS-G 1028          6-01-62  6-01-62  OCS-G 1028   Block 247 Ship Shoal Area, South    N/2; Containing 2500 ac m/l;
          Forest Oil Corporation                                 Addition: All, containing 5000 ac   As to all depths:
                                                                 more or less, as shown on official  FOC ORRI=2.568274% of 8/8ths leasing map La. No. 5A, Outer
                                                                 Continental Shelf Leasing Map,
                                                                 Louisiana Offshore Operations       SW/4; Containing 1250 ac m/l;
                                                                                                     As to all depths:
                                                                                                     FOC ORRI=5.318287% of 8/8ths


                                                                                                     SE/4; Containing 1250 ac m/l;
                                                                                                     As to all depths:
                                                                                                     FOC ORRI=2.193287% of 8/8ths




CONTRACT REFERENCE:

N/2 subject to Assignment effective 9-27-74 from Forest
Oil Corporation to CNG, Texas Gas, and Columbia Gas

SW/4 subject to Assignment effective 2-17-77 from FOC to Columbia Gas

SE/4 subject to Assignment effective 6-24-76 from FOC
to Odeco/Pelto
======================================================================

  Prospect:   162019         Ship Shoal Block 248                                  EXHIBIT "B"                        3-1-94
                                                                                                               REV 1  3-2-94
  Property:   362019-001     OCS-G-1029 Block 248                                                              ISSUED 3-3-94
              362019-011     SS 248 "D" Platform                                                                FINAL 3-7-94

  Location:   LO 995         Louisiana Offshore - Federal Waters

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


 FOC                                                     RECORDING
LEASE                               LEASE  EFFECTIVE INFORMATION
NUMBER         LESSOR / Lessee      DATE     DATE      Serial No.       LEGAL DESCRIPTION                 FOC INTEREST
=================================================================================================================================
LA-9065-2  USA OCS-G 1029          6-01-62  6-01-62  OCS-G 1029  Block 248 Ship Shoal Area, South   NE/4; Containing 1250 ac m/l;
           Forest Oil Corporation                                Addition: All, containing 5000 ac  As to all depths:
                                                                 more or less,as shown on official  FOC ORRI = 2.193287% of 8/8ths leasing map La. No. 5A, Outer
                                                                 Continental Shelf Leasing Map,     NW/4&S/2;Containing 3750ac m/l;
                                                                 Louisiana Offshore Operations      As to all depths:
                                                                                                    FOC ORRI=5.318287% of 8/8ths



CONTRACT REFERENCE:

NE/4 subject to Assignment effective 6-24-76 from FOC to Odeco/Pelto

NW/4 and S/2 subject to Assignment effective 3-25-77 from
FOC to Columbia Gas
======================================================================

  Prospect:   162019       Ship Shoal Block 249                                     EXHIBIT "B"                      3-1-94
                                                                                                              REV 1  3-2-94
  Property:   362019       OCS-G-1030 Block 249                                                               ISSUED 3-3-94
                                                                                                               FINAL 3-7-94
  Location:   LO 995       Louisiana Offshore - Federal Waters

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


 FOC                                                 RECORDING
LEASE                              LEASE  EFFECTIVE INFORMATION
NUMBER      LESSOR / Lessee        DATE     DATE     Serial No.        LEGAL DESCRIPTION                 FOC INTEREST
=================================================================================================================================
LA-9065-3 USA OCS-G 1030          6-01-62  6-01-62   OCS-G 1030   Block 249 Ship Shoal Area, South    All; Containing 5000 ac m/l;
          Forest Oil Corporation                                  Addition: All, containing 5000 ac   Surface to 15,108 Ft:
                                                                  more or less, as shown on official  FOC ORRI=.735294% of 8/8ths leasing map La. No. 5A, Outer
                                                                  Continental Shelf Leasing Map,
                                                                  Louisiana Offshore Operations       All; Containing 5000 ac m/l;
                                                                                                      Below 15,108 Ft:
                                                                                                      FOC ORRI=5.318287% of 8/8ths

======================================================================

  Prospect:   162019        Ship Shoal Block 270                                    EXHIBIT "B"                      3-1-94
                                                                                                              REV 1  3-2-94
  Property:   362019        OCS-G-1037 Block 270                                                              ISSUED 3-3-94
                                                                                                               FINAL 3-7-94
  Location:   LO 995        Louisiana Offshore - Federal Waters

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


 FOC                                                  RECORDING
LEASE                             LEASE    EFFECTIVE INFORMATION
NUMBER      LESSOR / Lessee        DATE       DATE     Serial No.       LEGAL DESCRIPTION                  FOC INTEREST
=================================================================================================================================
LA-9065-4 USA OCS-G 1037          6-01-62   6-01-62   OCS-G 1037  Block 270 Ship Shoal Area, South    All;Containing 5000 ac m/l;
          Forest Oil Corporation                                  Addition: All, containing 5000 ac   As to all depths:
                                                                  more or less, as shown on official  FOC ORRI=5.318287% of 8/8ths leasing map La. No. 5A, Outer
                                                                  Continental Shelf Leasing Map,
                                                                  Louisiana Offshore Operations



======================================================================

  Prospect:   162019       Ship Shoal Block 271                                     EXHIBIT "B"                      3-1-94
                                                                                                              REV 2  3-2-94
  Property:   362019-002   OCS-G-1038 Block 271                                                               ISSUED 3-3-94
              362019-007   SS 271 "A" Platform                                                                 FINAL 3-7-94
              362019-009   SS 271-"B" Platform

  Location:   LO 995       Louisiana Offshore - Federal Waters

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


 FOC                                                 RECORDING
LEASE                             LEASE   EFFECTIVE INFORMATION
NUMBER      LESSOR / Lessee        DATE      DATE    Serial No.          LEGAL DESCRIPTION                  FOC INTEREST
=================================================================================================================================
LA-9065-5 USA OCS-G 1038          6-01-62  6-01-62  OCS-G 1038  Block 271 Ship Shoal Area, South    All; Containing 5000 ac m/l;
          Forest Oil Corporation                                Addition: All, containing 5000 ac   As to all depths:
                                                                more or less,as shown on official   FOC ORRI=5.318287% of 8/8ths
                                                                leasing map La. No. 5A, Outer
                                                                Continental Shelf Leasing Map,
                                                                Louisiana Offshore Operations



CONTRACT REFERENCE:

Subject to F/O Agreement dated 10-15-68 between Forest
Oil Corporation and Exchange Development Corporation
======================================================================

  Prospect:   162011       Vermilion Area                                           EXHIBIT "B"                     3-1-94
                                                                                                             REV 1  3-2-94
     Field:   362011-001   OCS-G 1127 Block 161                                                              ISSUED 3-3-93
  Property:   362011-002   Vermilion Block 161 Platform                                                       FINAL 3-7-94
              362011-003   Vermilion Block 161 Well #5

  Location:   LO 995       Louisiana Offshore - Federal Waters

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


  FOC                                                RECORDING
 LEASE                             LEASE  EFFECTIVE INFORMATION
 NUMBER    LESSOR / Lessee         DATE     DATE     Serial No.        LEGAL DESCRIPTION            FOC INTEREST
=================================================================================================================================
LA-9057-1 USA OCS-G 1127          6-01-62  6-01-62   OCS-G 1127  Block 161, Vermilion Area, South   All; Containing 5000 ac m/l;
          Forest Oil Corporation                                 Addition, as shown on official     As to all depths:
                                                                 leasing map, La. Map No. 3,Outer   FOC ORRI = 1.276216% of 8/8ths
                                                                 Continental Shelf Leasing Map,
                                                                 Louisiana Offshore Operations


CONTRACT REFERENCE:

Subject to Assignment from Forest Oil Corporation to
Preston Oil Company dated 5-22-62

O/A Between FOC as Operator and Preston Oil Co as Non-OP
dated 6-1-62
======================================================================

  Prospect:   162015      Vermilion Area                                            EXHIBIT "B"                       3-1-94
                                                                                                               ISSUED 3-3-94
  Property:   362015-001  OCS-G 1172 Block 313                                                                  FINAL 3-7-94
              362015-003  Vermilion 313 "B" Platform

  Location:   LO 995      Louisiana Offshore - Federal Waters

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


  FOC                                                    RECORDING
 LEASE                              LEASE   EFFECTIVE  INFORMATION
 NUMBER      LESSOR / Lessee         DATE      DATE     Serial No.          LEGAL DESCRIPTION              FOC INTEREST
=================================================================================================================================
LA-9061-1  USA OCS-G 1172          6-01-62    6-01-62   OCS-G 1172  Block 313,Vermilion Area,South   All; Containing 5000 ac m/l;
           Forest Oil Corporation                                   Addition, as shown on official   As to all depths:
                                                                    leasing map La. Map No.3B,Outer  FOC ORRI=2.721774% of 8/8ths
                                                                    Continental Shelf Leasing Map,
                                                                    Louisiana Offshore Operations


CONTRACT REFERENCE:

Subject to Assignment from Forest Oil Corporation to:
1) CNG Producing Company
2) Columbia Gas Development Corporation
3) Texas Gas Exploration Corporation dated 11-12-75
======================================================================

  Prospect:   192198       Brazos Tract 339-L                                       EXHIBIT "B"                            3-1-94
                                                                                                                    ISSUED 3-3-94
  Property:   192198-000   TX 94260 Tract 339-L                                                                      FINAL 3-7-94
              292198-010   Nicor State M94260 #1

  Location:   TO 994       Texas Offshore - State Waters
                           Matagorda County, TX

                                    Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                    Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited
                                      Partnership, as Purchaser.

     FOC                                                       RECORDING
    LEASE                               LEASE    EFFECTIVE INFORMATION
    NUMBER       LESSOR / Lessee        DATE       DATE      Vol/Page        LEGAL DESCRIPTION                FOC INTEREST
===================================================================================================================================
TX-192198-01  STATE OF TEXAS #94260   10-02-90   10-02-90      NOT     Brazos Area Tract 339-L: S/2 SW/4  All;Containing 720ac m/l;
              Transco Exploration                           AVAILABLE  Gulf of Mexico, Matagorda County,  As to all depths:FOC ORRI
                & Production Co.                                       Texas, containing 720 acres, as     = 1.75% of 8/8ths
                                                                       shown on the official map of the
                                                                       Gulf of Mexico


CONTRACT REFERENCE:

O/A Adobe Resources dated 10-2-90; TEPCO/Adobe TXS08-01

Participation Agreement dated 11-15-90 between TEPCO & Adobe

Assignment dated 1-2-91 from TEPCO to F. F. Foster & Assoc.
of a 1.5% ORRI effective APO of production based on depth:
        Surface to 8000 ft; APO of 5BCF
        8000 ft to 15000 ft; APO of 23.5714 BCF
        Over 15000 ft; APO of 30 BCF

Assignment of O & G leases dated 1-15-91, from TEPCO to Adobe

Purchase and Sale Agreement, TEPCO to NICOR dated 5-1-91
TEPCO retained 1.75% ORRI

Letter Agreement 11-14-92; NICOR Brazos 338L, 339L, 368L
======================================================================

  Prospect:   192199       Brazos Tract 368-L                                       EXHIBIT "B"                           3-1-94
                                                                                                                   ISSUED 3-3-94
  Property:   192199-000   TX 94267 Tract 368-L                                                                     FINAL 3-7-94
              292199-010   Nicor State M94267 #1

  Location:   TO 994       Texas Offshore - State Waters
                           Matagorda County, TX

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                    as Purchaser.

     FOC                                                 RECORDING
    LEASE                            LEASE    EFFECTIVE INFORMATION
    NUMBER      LESSOR / Lessee       DATE      DATE      Vol/Page    LEGAL DESCRIPTION                      FOC INTEREST
=================================================================================================================================
TX-192199-01  STATE OF TEXAS #94267  10-02-90  10-02-90   NOT     Brazos Area Tract 368-L: N/2 NE/4  All; Containing 720 ac m/l;
              Transco Exploration                      AVAILABLE  Gulf of Mexico, Matagorda County,  As to all depths:FOC ORRI =
                & Production Co.                                  Texas, containing 720 acres, as      1.75% of 8/8ths
                                                                  shown on the official map of the
                                                                  Gulf of Mexico


CONTRACT REFERENCE:

O/A Adobe Resources dated 10-2-90; TEPCO/Adobe TXS08-01

Participation Agreement dated 11-15-90 between TEPCO & Adobe

Assignment dated 1-2-91 from TEPCO to F. F. Foster & Assoc.
of a 1.5% ORRI effective APO of production based on depth:
        Surface to 8000 ft; APO of 5 BCF
        8000 ft to 15000 ft; APO of 23.5714 BCF
        Over 15000 ft; APO of 30 BCF

Assignment of O & G leases dated 1-15-91, from TEPCO to Adobe
Purchase and Sale Agreement, TEPCO to NICOR dated 5-1-91
TEPCO retained 1.75% ORRI

Letter Agreement 11-14-92; NICOR brazos 338L, 339L, 368L
======================================================================

  Prospect:   192232      Matagorda Island 558-L                                  EXHIBIT "B"                          3-1-94
                                                                                                                ISSUED 3-3-94
  Property:   292232      Matagorda Is. 558/559                                                                  FINAL 3-7-94
              292232-010  Matagorda Is. 559 #1 STK
              292232-020  Matagorda Is. 558 #2

  Location:   TO 994      Texas Offshore - State Waters
                          Matagorda County & Calhoun County, TX

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.

     FOC                                                     RECORDING
    LEASE                                LEASE   EFFECTIVE  INFORMATION
    NUMBER         LESSOR / Lessee       DATE       DATE      Vol/Page             LEGAL DESCRIPTION            FOC INTEREST
=================================================================================================================================
TX-192232-01   STATE OF TEXAS #92805    10-06-87   10-06-87   176/40    Matagorda Island Tract 558-L;Gulf of   NW/4;Containing 240
               TXP Operating Co.                            (Matagorda) Mexico, Matagorda County, Texas: NW/4;    ac m/l;
                                                                        Containing 1440 acres, as shown on     FOC ORRI=4.712307%
                                                                        the official map of the Gulf of           of 8/8ths BPO
                                                                        Mexico now on file in the General      FOC ORRI=9.424614%
                                                                        Land Office, Austin, Texas; insofar       of 8/8ths APO
                                                                        and only insofar as said lease covers
                                                                        that certain 240 acres in TR 558-L
                                                                        NW/4, being more fully described as:
                                                                        BEGINNING at the NW corner of TR 558-L
                                                                        NW/4, THENCE 660 ft. east to a point
                                                                        on the North line of said Tract,
                                                                        THENCE 3960 ft. South to a point,
                                                                        THENCE 1320 ft. East to a point,
                                                                        THENCE 3960 ft. South to a point on
                                                                        the South line of said Tract, THENCE
                                                                        1980 ft. West to a point, being the SW
                                                                        corner of said Tract, THENCE North
                                                                        along the West line of said Tract to
                                                                        the Point of Beginning, containing in
                                                                        all 240.00 acres.

TX-192232-02   STATE OF TEXAS #92788    10-06-87   10-06-87   17/390    Matagorda Island Tract 559-L NE/4,     NE/4; Containing
               TXP Operating Co. et al                       (Calhoun)  Gulf of Mexico, Calhoun and Matagorda     400 ac m/l;
                                                              176/48    County, Texas; Containing 1440 acres   FOC ORRI=4.712307%
                                                            (Matagorda) as shown on the official map of the        of 8/8ths BPO
                                                                        Gulf of Mexico on file in the General  FOC ORRI=9.424614%
                                                                        Land Office, Austin, TX; insofar as        of 8/8ths APO
                                                                        said lease covers that certain 400
                                                                        acres of land in Tract 559-L, NE/4,
                                                                        Calhoun and Matagorda County, Texas,
                                                                        and being more fully described as:
                                                                        BEGINNING at the NE corner of Tract
                                                                        559-L NE/4, THENCE 1980 ft WEST to a
                                                                        point on the North line of said Tract
                                                                        THENCE 1320 ft South to a a point,
                                                                        THENCE 660 ft WEST to a point, THENCE
                                                                        2640 ft South to a point, THENCE 660
                                                                        ft EAST to a point, THENCE 3960 ft
                                                                        SOUTH to a point on the south line of
                                                                        said Tract, THENCE 1980 ft EAST to a
                                                                        point, being the SE corner od said
                                                                        Tract, THENCE NORTH along the EAST
                                                                        boundary of said Tract to the POB,
                                                                        containing 400 acres.


CONTRACT REFERENCE:

F/O Agreement 8-20-92; FOC to W&T Offshore, Inc.
who drilled the SLM-92805 No. 1 (ST) pursuant to the terms of the F/O earned FOC's 100% WI as to the 240 acres in State Lease M-92805, Matagorda Island Tract 558-L and 400 acres in State Lease M-92788, Matagorda Island
Tract 559-L; said 640 acres being pooled under Term
Pooling Agreement with the State of Texas.
Contract #9223201-F

Pooling Agreement 11-02-93; FOC and W&T Offshore, Inc
Contract #9223202-P

By Correction Assignment FOC assigned to W&T Offshore all of its interest in SL #92805 & SL #92788 limited in depth from the surface to 100' below the stratigraphic equivalent of 9418' as seen in W&T's well #SL M92805 #2 reserving a 5% ORRI BPO escalating to 10% ORRI APO.

According to Pooling Agreement, on 10-06-96, State
leases shall terminate as to all depths 100'below
the depth of the deepest well drilled on the unit.
======================================================================

  Prospect:   192201       Galveston Block 210                                    EXHIBIT "B"         3-1-94
                                                                                               ISSUED 3-3-94
  Property:   192201-001   OCS-G 7236 Block 210                                                 FINAL 3-7-94
              392201-001   Galveston 210 Platform
              292201-010   Galveston 210 AHC #A-1
              292201-020   Galveston 210 AHC #2

  Location:   TO 995       Texas Offshore - Federal Waters

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


 FOC                                                     RECORDING
LEASE                                LEASE    EFFECTIVE INFORMATION
NUMBER       LESSOR / Lessee         DATE       DATE     Serial No.    LEGAL DESCRIPTION            FOC INTEREST
=================================================================================================================================
TX-192201-01  USA OCS-G 7236       10-01-84   10-01-84  OCS-G 7236  Block 210, Galveston Area:   FOC ORRI = 3.125% as to all
              Marathon Oil Company                                  All; containing 5760 acres,  of Block 210, Galveston less
                                                                    m/l, as shown Area,          and except that certain inter-
                                                                    on OCS Leasing Map,          val within the S/2 of Block
                                                                    Texas Map No. 6.             210, Galveston Area, from the
                                                                                                 surface of the earth down to
                                                                                                 the stratigraphic equivalent
                                                                                                 of 100' below 6308' TVD as
                                                                                                 seen in the OCS-G 7263 Well #1.

                                                                                                 FOC ORRI = 2.5% BPO & 3.125%
                                                                                                 APO as to the certain interval
                                                                                                 within the S/2 of Block 210,
                                                                                                 Galveston Area,from the sur-
                                                                                                 face of the earth down to the
                                                                                                 stratigraphic equivalent of
                                                                                                 100' below 6308' TVD as seen
                                                                                                 in the OCS-G Well #1.

                                                                                                 "Payout" is defined in that
                                                                                                 certain Farmout Agreement
                                                                                                 dated March 30, 1990, between
                                                                                                 Transco Exploration&Production
                                                                                                 Company and Union Pacific
                                                                                                 Resources Company.

                                                                                                 All ORRI's shown are of 8/8ths.







CONTRACT REFERENCE:

F/O 3-30-90, between TEPCO & UPRC (S/2 only).
This Agreement is subject to the terms and conditions of the O/A dated 10-01-84 between Marathon/Philips/AMERADA/TEPCO.

F/O 7-30-91, TEPCO & Walter Oil & Gas covering
all of TEPCO's interest less and except (S/2)
from the surface to 6408' TVD which was earned
by UPRC pursuant to a former Farmout.  TEPCO
reserved a non-convertible, proportionately
reduced 10% ORRI in the earning well which will
escalate to a proportionate 12.5% ORRI APO.
TEPCO's ORRI in susequent wells is 12.5%
Contract depth is 9000' TVD.  TX047-04.
======================================================================

  Prospect:    192221       Galveston Block 322                                     EXHIBIT "B"               3-1-94
                                                                                                       ISSUED 3-3-94
  Property:                 OCS-G 12503 Block 322                                                       FINAL 3-7-94
               292221-010   Galveston Block 322 A-1

  Location:    TO 995       Texas Offshore - Federal Waters

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


 FOC
LEASE                                  LEASE    EFFECTIVE  EXPIRATION
NUMBER         LESSOR / Lessee          DATE       DATE        DATE       LEGAL DESCRIPTION             FOC INTEREST
=================================================================================================================================
TX-192221-01-1 USA OCS-G 12503       12-01-90  12-01-90   11-31-95  Galveston Block 322;    S/2 & NE/4; Containing 4320 ac m/l;
               Transco Exploration                                  S/2, NE/4,              As to all depths: FOC ORRI = 10%
               & Production Co.                                     NW/4 Block 322,         of 8/8ths
                                                                    Galveston Area,
                                                                    OCS Leasing Map,
                                                                    Texas Map No. 6

                                                                                            NW/4; Containing 1440 ac m/l; Below
                                                                                            9420 Ft TVD:FOC ORRI = 10% of 8/8ths







TX-192221-01-2 USA OCS-G 12503       12-01-90  12-01-90   11-31-95  Galveston Block 322:    NW/4; Containing 1440 ac m/l;
               Transco Exploration                                  NW/4 of Block 322,      Surface to 9420 Ft TVD:
               & Production Co.                                     Galveston Area, OCS     FOC ORRI = 10% of 8/8ths
                                                                    Leasing Map, Texas Map
                                                                    No. 6, insofar as said
                                                                    lease covers from the
                                                                    surface to 100' below
                                                                    the stratigraphic
                                                                    equivalent of 9320 TVD,
                                                                    10415 MD as found in
                                                                    the Hall-Houston Oil
                                                                    OCS-G 12503 A-1
                                                                    (ST-1) well, located at
                                                                    a surface location of
                                                                    2760' FEL and 5019'
                                                                    FNL of Blk 321;
                                                                    bottomhole location of
                                                                    255' FWL & 2353' FNL of
                                                                    Galveston Block 322







CONTRACT REFERENCE:

Seismic Option/Farmout 4-15-92; Transco/Hall-Houston Co.
Contract #9222101-F

Lease has been placed in a minimum royalty status beginning 12-01-93, payable at the end of the lease year, 12-01-94

Under terms of the F/O, FOC shall pay rentals & minimum
royalties and be reimbursed 100% of payments on acreage
assigned to Hall-Houston (Apache)
======================================================================

  Prospect:   192224      High Island Block 200                                     EXHIBIT "B"           3-1-94
                                                                                                   ISSUED 3-3-94
  Property:   392224-001  High Island 200 Platform                                                  FINAL 3-7-94
              292224-010  High Island 200 #1
              292224-020  High Island 200 #2

  Location:   TO 994      Texas Offshore - Federal Waters

                                  Attached to and made part of that certain Purchase and Sale Agreement by and between:
                                  Forest Oil Corporation as Seller, and The Hat Creek Production Company, Limited Partnership,
                                  as Purchaser.


 FOC                                                         RECORDING
LEASE                                    LEASE    EFFECTIVE INFORMATION
NUMBER        LESSOR / Lessee            DATE       DATE     Serial No.        LEGAL DESCRIPTION             FOC INTEREST
=================================================================================================================================
TX-192224-01  USA OCS-G 9086            10-01-87   10-01-87   OCS-G 9086        High Island Block 200:   As to all depths:
              TXP Operating Co. et al                                           Containing 5760 ac m/l;  FOC ORRI = 3.926916%
                                                                                as shown on All;         of 8/8ths BPO
                                                                                OCS Leasing Map,         FOC ORRI = 4.712307%
                                                                                Texas Map No. 7          of 8/8ths APO




CONTRACT REFERENCE:

F/O Agreement 8-18-92; FOC et al and Walter Oil & Gas
Contract #9222401-F
======================================================================

                                                     SCHEDULE 2



         Oil and gas lease of submerged lands, Serial No. OCS-G 12000, dated July 1, 1990, from the United States of America to Forest Oil Corporation, covering the following described lands: all of Block 292, Ship Shoal area, south addition, OCS leasing map, Louisiana map No. 5A.

     ================================================================

                                                     SCHEDULE 3


                                                    STATE OF LOUISIANA
                                                    OUTER CONTINENTAL SHELF
                                                    WEST DELTA BLOCKS 97 & 98

FOC                                                                   Recording   Description
Lease No.      Lessor            Lessee                Date           Data        of Properties
_________________________________________________________________________________________________________________________________
LO-193002-01   United States of  Atlantic Richfield    6/1/86        Serial No.     Block 97, WestDelta Area, OCS
               America           Company                             OCS-G-8457     Lease Map, La. No. 8,INSOFAR AND ONLY INSOFAR
                                                                                    as said lease lies withing the confines of the
                                                                                    following described aliquots: S/2; S/2 of N/2;
                                                                                    Limited to the interval comprising the strati-
                                                                                    graphic equlvalent of the top to the EA Sand
                                                                                    Seg II as seen in the WD 97 OCS-G-8457 #3
                                                                                    (B-1D) at 4190' MD down to the base of the KW
                                                                                    Sand as seen in WD 97 OCS-G-8457 #5 (A-2) at
                                                                                    13,484' MD.

LO-193009-01   United States of  Corpus Christi        9/1/85        Serial No.     Block 96, West Delta Area, OCS
               America           Exploration Company                 OCS-G-7793     Lease Map La. No. 8, INSOFAR AND ONLY INSOFAR
                                                                                    as said lease lies within the confines of the
                                                                                    following described aliquots: W/2 of SW/4;
                                                                                    Limited to the interval comprising the strati-
                                                                                    graphic equivalent of the top of the EA Sand
                                                                                    Seg II as seen in the WD 97 OCS-G-8457 #3
                                                                                    (B-1D) at 4190' MD down to the base of the KW
                                                                                    Sand as seen in WD 97 OCS-G-8457 #5 (A-2) at
                                                                                    13,484' MD.
